UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-21475

                               RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jay Jackson, Esq.

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612)-376-7132

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
For the year ended March 31, 2016
RBC Emerging Markets Equity Fund
RBC Emerging Markets Small Cap Equity Fund
RBC Global Opportunities Fund
RBC International Opportunities Fund
RBC®
Global Asset Management

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Dear Shareholder:
Market Review
Despite a strong rally towards the year end, Emerging Markets (EM) equities ended the year under review in negative territory.

The main theme that ran through the first nine months of the year ended March 31, 2016 was the debate over whether and when the U.S. Federal Reserve (Fed) would raise interest rates. The concern for the EM asset class was that a rise would have a negative impact as it would be more expensive to service U.S. dollar denominated debt. However, while this has been a concern in the past, this is less of a concern for many EM today. Despite this, EM currencies weakened versus the U.S. dollar. A decline in commodity prices also negatively impacted the asset class, although we would argue that EM are less correlated with this sector today, as well as concerns about slowing economic growth in China.

However, we saw a complete reversal of this trend in the last three months of the year ended March 31, 2016 as the Fed turned once again more Dovish and commodity prices staged a powerful rebound. These events resulted in a complete rotation in terms of sectors, country and style performance as a ‘risk-on’ environment drove value stocks to outperform in the closing month.

Portfolio Review – RBC Emerging Markets Equity Fund

For the twelve month period ended March 31, 2016, the RBC Emerging Markets Equity Fund (-9.18%) outperformed the benchmark (MSCI Emerging Markets Net Index, -12.03%) given strong stock selection, particularly in the Financial sector, and good asset allocation, notably an overweight position in Consumer Staples, the best performing sector. Whilst the Fund benefitted from not owning Energy and Materials sector stocks for the first nine months of the year, the sharp reversal in these sectors resulted in an overall underperformance.

At a country level our underweight position in Chinese equities was positive for performance. China underperformed as the A share market fell sharply in January and investors were concerned about a severe devaluation in the currency. In addition we benefitted from strong stock selection in South Africa and Taiwan, whilst stock selection in Brazil detracted from performance.

Portfolio Review – RBC Emerging Markets Small Cap Equity Fund

For the twelve month period ended March 31, 2016, the RBC Emerging Markets Small Cap Equity Fund (-9.60%) underperformed the benchmark (MSCI Emerging Markets Small Cap Net Index, -9.20%) despite strong stock selection and asset allocation. Asset allocation was particularly strong in the Health Care sector as we were overweight this sector and it was the best performing. Stock selection in Health Care was the largest detractor by stock, mitigating this positive contribution. Stock selection was however strong in the Consumer Staples sector as well as in Utilities.

At a country level, stock selection accounted for all the contribution to performance. In particular stock selection was strong in India, China and Indonesia. Stock selection detracted from performance the most in Korea.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES
Outlook

While it is too early to say whether commodity prices will sustain their rally, or even whether the Fed will revert to its tightening stance, we still maintain that the headwinds of 2015 should ease overall in 2016.

There were at least three inter-related headwinds that we spoke about as being responsible for negatively impacting EM performance: the Fed’s December rate hike and associated credit fears; China growth concerns; and weakness in overall EM earnings. In addition we have highlighted how commodity price performance has unduly impacted sentiment about the EM asset class. We stated that we believe that the negative impact for all of these headwinds would be reduced in 2016 and we have seen that, to some extent, some of these headwinds have already shown signs of easing in the first quarter of 2016.

As such, although the Funds have been predominantly driven by our bottom-up research, we see the environment for EM equities going into the second quarter of 2016, as supportive both relative to Developed Markets and compared to recent years’ performance.

Phil Langham
Senior Portfolio Manager, Emerging Market Equities
RBC Global Asset Management (UK) Limited
The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. These risks are more fully described in the prospectus.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

A Correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Must be proceeded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:
Market Review

Global equity markets were driven by overriding macroeconomic concerns for the 12 month period ended March 31, 2016, particularly the timing of the landmark first rate rise by the U.S. Federal Reserve, continued quantitative easing and political dissonance in Europe, the adoption of negative rates by a number of central banks and a China coming to terms with slowing growth and the transition to a service economy. Added to this were a strong U.S. dollar at the expense of nearly all major currencies, continued commodity weakness most apparent in the oil price and a resurgence of geopolitical concerns prompting a global migration crisis. Volatility in asset prices was highly evident, especially as the calendar moved in to 2016.

In aggregate market returns were thus somewhat muted for the period with most equity indices in negative territory. By adhering firmly to our investment discipline of identifying companies with compelling competitive dynamics, comprising a strong and growing franchise and responsible management teams, both the RBC Global Opportunities Fund (-0.63%) and the RBC International Opportunities Fund (-5.52%) delivered strong outperformance of their respective benchmark indexes (MSCI All Country World Index (-4.34%) and MSCI All Country World Index (ex USA) (-9.19%), respectively) over the 12 month period ended March 31, 2016.

Portfolio Review – RBC Global Opportunities Fund

During the 12 months ended March 31, 2016 stock selection in the Consumer Discretionary, Information Technology (IT) and Financials sectors were resolutely positive and a strong contributor to relative returns whilst the Fund’s Energy holdings were a detractor from returns despite the sector staging a strong rally late in the period.

Top performing names included U.S. retailer Amazon.com, Inc., which has seen strong growth in its cloud computing services alongside healthy retail figures, U.S. electricity distribution utility ITC Holdings Corp., which became the subject of bid speculation and U.S.-based First Republic Bank, which continues to see its strong service model rewarded.

Canadian oil services company Enbridge, Inc. was the largest detractor suffering from long term structural pressures in the oil supply market followed by U.S. alternative financial company The Blackstone Group despite its strong balance sheet. The Fund’s Enbridge, Inc. position had been eliminated by the period end.

Portfolio Review – RBC International Opportunities Fund

During the 12 months ended March 31, 2016 stock selection in the Financials, IT and Consumer Discretionary sectors were resolutely positive and a strong contributor to relative returns whilst the Fund’s Health Care and Energy holdings were a detractor from returns despite the latter sector staging a strong rally late in the period.

The most significant contributors to outperformance included UK motor insurer Admiral Group Plc as the company announced very strong full year numbers and a resultant special dividend, Swedish paper company Svenska Cellulosa AB SCA, where new management and strategy and strong revenue growth was rewarded by the market and Taiwanese chip maker Taiwan Semiconductor Manufacturing Co. Ltd. with the company announcing a

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES
landmark initiative to build a manufacturing plant in China and suggestions it will be the sole supplier of processors to Apple for its next iteration of the iPhone.

Canadian oil services company Enbridge, Inc. was the largest detractor suffering from long term structural pressures in the oil supply market. Canadian operator of copper mines globally, First Quantum, was the second largest detractor hurt by a prolonged downturn in copper prices and issues bringing new mines on track. Both positions had been exited by the period end.

Outlook
Current market volatility is emblematic of an environment where many investors are looking for clear signals and seemingly isolated events can have profound market implications.

The growth environment appears stagnant and the projected boost from both low oil and zero rates has failed to materialise in any meaningful way globally. What is clear is that households are still fearful and are electing to improve balance sheets over consumption.

There are many non-market issues to grapple with too – a wretched U.S. election cycle; a potential UK exit from its European Union trading zone; a migrant crisis with few clear solutions and a China grappling with a slowdown whilst caught between market forces and autocracy.

The RBC Global Equity Team aims to discover companies with strong inherent qualities that should be robust enough to withstand shorter term market forces. What we will not do, for example, is chase style rotations or second guess central banks in our pursuit of companies with strong competitive dynamics that we are confident can outperform over the long term.

Habib Subjally
Senior Portfolio Manager, Global Equities
RBC Global Asset Management (UK) Limited
The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. These risks are fully described in the prospectus.

Must be proceeded or accompanied by a prospectus.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

RBC Global Asset Management (U.S) Inc. serves as investment advisor for RBC Funds. The Funds are sub-advised by RBC Global Asset Management (UK) Limited. The RBC Funds are distributed by Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of the Funds’ portfolios is set forth below.

Philippe Langham
Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM (UK) in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Habib Subjally
Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM (UK) in 2006, Habib held various leadership and portfolio management positions at Credit Suisse, Invesco and Merrill Lynch Investment Managers, and also worked at Ernst & Young. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

PERFORMANCE SUMMARY

	1 Year	Since Inception(a)	Net Expense Ratio(1)(2)	Gross Expense Ratio (1)(2)

Average Annual Total Returns as of March 31, 2016 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Maximum
Sales Charge of 5.75%	-14.60%	-1.40%
- At Net Asset Value	-9.39%	1.20%	1.14%	2.74%

Class I	-9.18%	1.42%	0.75%	1.89%

MSCI Emerging Markets
Net Index (b)	-12.03%	-4.84%

RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Maximum
Sales Charge of 5.75%	-15.04%	-3.51%
- At Net Asset Value	-9.86%	-0.96%	1.85%	5.42%

Class I	-9.60%	-0.72%	1.60%	5.17%

MSCI Emerging Markets
Small Cap Net Index (b)	-9.20%	-1.29%

RBC Global Opportunities Fund

Class I	-0.63%	1.87%	1.05%	3.97%

MSCI ACWI Index (b)	-4.34%	-2.93%

RBC International Opportunities Fund

Class I	-5.52%	-2.67%	1.00%	3.92%

MSCI ACWI ex US Index (b)	-9.19%	-6.72%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us.

PERFORMANCE SUMMARY

(1)	The Funds’ expenses reflect actual expenses for the most recent fiscal year ended March 31, 2016.

(2)	The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2017 (October 31, 2017 for RBC Emerging Markets Equity Fund). For RBC Emerging Markets Equity Fund, effective August 3, 2015, the annual rate under the expense limitation agreement is 0.975% for Class A and 0.725% for Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.

(a)	The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund.

(b)	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The MSCI Emerging Markets Small Cap Net Index includes small cap representation across 21 emerging markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World (“ACWI”) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the year ended March 31, 2016, the Fund had an annualized total return of -9.18% (Class I). That compares to an annualized total return of -12.03% for the MSCI Emerging Markets Net Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Strong stock selection, particularly in the Financials sector, contributed positively to relative performance.
● Asset allocation and an overweight position in the Consumer Staples sector added to performance.
● At the country level an underweight position in China as well as positive stock selection in South Africa and Taiwan benefitted the Fund’s performance.
Factors That Detracted From Relative Returns	● Stock selection in Brazil detracted from performance.
● Not owning Energy and Materials sector stocks resulted in detracting from overall Fund performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Index				Benchmark
				Asset Allocation as of 3/31/16 (% of Fund’s investments) & Top Five Industries as of 3/31/16 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 4.74% of investments.
Taiwan Semiconductor Manufacturing Co. Ltd.	4.08%	SM Investments Corp.	3.28%	Top Ten Holdings (excluding investment companies) as of 3/31/16 (% of Fund’s net assets)
Infosys Ltd. ADR	3.76%	Banco Bradesco SA ADR	3.12%
Dr. Reddy’s Laboratories Ltd. ADR	3.73%	China Mobile Ltd.	2.70%
HDFC Bank Ltd. ADR	3.34%	Samsung Electronics Co. Ltd.,	2.55%
Naspers Ltd.	3.32%	Preferred
		AIA Group, Ltd.	2.48%
*A listing of all portfolio holdings can be found beginning on page 18.
				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities or smaller companies and/or investments that provide exposure to equity securities of small issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the year ended March 31, 2016, the Fund had an annualized total return of -9.60% (Class I). That compares to an annualized total return of -9.20% for the MSCI Emerging Markets Small Cap Net Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Both asset allocation and stock selection contributed positively to relative performance.
● Overweight positions in the Health Care and Consumer Staples sectors helped drive positive performance.
● Stock selection in the Utilities and Consumer Staples sectors added to relative performance.
Factors That Detracted From Relative Returns	● An overweight position in the Utilities sector detracted from performance.
● An underweight position in the Consumer Discretionary sector detracted from relative performance.
● Stock selection in the Health Care sector detracted from the Fund’s performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Index				Benchmark
				Asset Allocation as of 3/31/16 (% of Fund’s investments) & Top Five Industries as of 3/31/16 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 6.80% of investments.
Security Bank Corp.	4.19%	Delta Electronics Thailand Public Co. Ltd. - FOR	3.00%	Top Ten Holdings (excluding investment companies) as of 3/31/16 (% of Fund’s net assets)
Market Vectors India Small-Cap Index ETF	4.12%	Inversiones Aguas Metropolitanas SA	2.93%
Ace Hardware Indonesia Tbk PT	3.14%	Luthai Textile Co. Ltd., B Shares	2.85%
Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	3.10%	Aramex PJSC	2.77%
Amorepacific Corp., Preferred	3.03%	Standards Foods Corp.	2.72%
*A listing of all portfolio holdings can be found beginning on page 22.
				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund
Investment Strategy	Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets.
Performance

For the year ended March 31, 2016, the Fund had an annualized total return of -0.63%. That compares to an annualized total return of -4.34% for the MSCI All Country World Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Stock selection in the Financials, Information Technology and Consumer Discretionary sectors contributed positively to the Fund’s relative performance during the year, specifically with regard to the following positions:

●    U.S. retailer Amazon.com, Inc. saw strong growth in its cloud computing services alongside healthy retail figures.

● U.S. electricity distribution utility ITC Holdings Corp., which became the subject of bid speculation.
● U.S.-based First Republic Bank continued to see its strong service model rewarded.
Factors That Detracted From Relative Returns

Performance of the following individual stocks detracted from the Fund’s performance during the year:

●    Canadian oil services company Enbridge, Inc. was the largest detractor suffering from long term structural pressures in the oil supply market.

● U.S. alternative financial The Blackstone Group had a negative impact on Fund performance, despite its strong balance sheet.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 0.90% of investments.				Asset Allocation as of 3/31/16 (% of Fund’s investments) & Top Five Industries as of 3/31/16 (% of Fund’s net assets)
TJX Cos., Inc. (The)	4.22%	HDFC Bank Ltd. ADR	3.79%	Top Ten Holdings (excluding investment companies) as of 3/31/16 (% of Fund’s net assets)
UnitedHealth Group, Inc.	4.22%	Intuit, Inc.	3.79%
Danaher Corp.	4.02%	Alphabet, Inc., Class A	3.74%
Estee Lauder Cos., Inc. (The), Class A	3.99%	International Flavors & Fragrances, Inc.	3.72%
First Republic Bank	3.98%	Amgen, Inc.	3.64%
*A listing of all portfolio holdings can be found beginning on page 27.

The graph reflects an initial investment of $250,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

				Growth of $250,000 Initial Investment Since Inception (12/3/14)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the United States.

Performance

For the year ended March 31, 2016, the Fund had an annualized total return of -5.52% (Class I). That compares to an annualized total return of -9.19% for the MSCI All Country World Index (ex USA), the Fund’s primary benchmark.

Factors That Made Positive Contributions

Stock selection in the Financials, Information Technology and Consumer Discretionary sectors contributed positively to the Fund’s relative performance during the year, specifically with regard to the following positions:

●    Admiral Group, a UK motor insurer, announced very strong full year numbers and a resultant special dividend.

●    Swedish paper company Svenska Cellulosa AB SCA was rewarded from new management and strategy and strong revenue growth.

●    Taiwanese chip maker Taiwan Semiconductor Manufacturing Co. Ltd. contributed positively after the company announced a landmark initiative to build a manufacturing plant in China and suggestions it will be the sole supplier of processors to Apple for its next iteration of the iPhone.

Factors That Detracted From Relative Returns	The Fund’s holdings in the Health Care and Energy sectors detracted from the Fund’s relative performance, particularly with respect to the following individual stocks:

●    Canadian oil services company Enbridge, Inc. was the largest detractor suffering from long term structural pressures in the oil supply market.

●    Canadian operator of copper mines globally, First Quantum, was the second largest detractor hurt by a prolonged downturn in copper prices and issues bringing new mines on track.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI ex US Index				Benchmark
				Asset Allocation as of 3/31/16 (% of Fund’s investments) & Top Five Industries as of 3/31/16 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.02% of investments.
Anheuser-Busch InBev NV	4.69%	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.06%	Top Ten Holdings (excluding investment companies) as of 3/31/16 (% of Fund’s net assets)
Naspers Ltd., N Shares	4.46%	Admiral Group Plc	3.92%
Safran SA	4.29%	AIA Group Ltd.	3.90%
Pernod Ricard SA	4.25%	Deutsche Post AG	3.69%
HDFC Bank Ltd. ADR	4.16%	Roche Holding AG	3.66%
*A listing of all portfolio holdings can be found beginning on page 30.
				Growth of $250,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $250,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund

March 31, 2016

Shares		Value

Common Stocks — 91.11%
Brazil — 6.58%
325,720	Banco Bradesco SA ADR	$2,426,614
153,200	Natura Cosmeticos SA	1,138,886
120,700	Totvs SA	898,960
169,800	WEG SA	656,882

		5,121,342

Chile — 1.68%
81,078	Cia Cervecerias Unidas SA	913,643
212,765	Quinenco SA	390,657

		1,304,300

China — 21.72%
340,000	AIA Group Ltd.	1,932,568
17,500	Alibaba Group Holding Ltd. ADR*	1,383,025
7,612	Baidu, Inc. ADR*	1,452,979
482,600	China Merchants Holdings International Co. Ltd.	1,434,985
189,500	China Mobile Ltd.	2,098,707
317,000	China Resources Land Ltd.	813,295
141,749	CK Hutchison Holdings Ltd.	1,841,609
622,069	Fuyao Glass Industry Group Co. Ltd. - Series A	1,430,950
766,000	Guangdong Investment Ltd.	968,581
1,733,000	Lenovo Group Ltd.	1,350,658
482,900	Samsonite International SA	1,617,502
279,200	Weifu High-Technology Group Co. Ltd. - Series B	570,909

		16,895,768

India — 14.22%
81,000	Cummins India Ltd.	1,031,252
64,200	Dr. Reddy’s Laboratories Ltd. ADR	2,901,198
42,200	HDFC Bank Ltd. ADR	2,600,786
36,000	Hero Motocorp Ltd.	1,601,065
153,800	Infosys Ltd. ADR	2,925,276

		11,059,577

Indonesia — 3.00%
1,085,300	Bank Central Asia Tbk PT	1,088,097
11,418,200	Kalbe Farma Tbk PT	1,243,316

		2,331,413

Jordan — 1.53%
41,981	Hikma Pharmaceuticals Plc	1,192,109

Korea — 6.39%
2,800	Amorepacific Corp	946,879
91,240	Hanon Systems	735,068

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2016

Shares		Value

1,312	Samsung Electronics Co. Ltd.	$1,505,661
2,428	Samsung Fire & Marine Insurance Co. Ltd.	627,071
32,784	Shinhan Financial Group Co. Ltd.	1,153,991

		4,968,670

Malaysia — 3.63%
1,057,700	Axiata Group Berhad	1,596,448
255,700	Public Bank Berhad	1,230,305

		2,826,753

Mexico — 2.45%
24,900	Grupo Televisa SAB ADR	683,754
505,900	Kimberly-Clark de Mexico SAB de CV - Series A	1,222,208

		1,905,962

Nigeria — 0.49%
5,284,466	Guaranty Trust Bank Plc	379,798

Peru — 2.24%
13,291	Credicorp Ltd.	1,741,254

Philippines — 3.28%
123,630	SM Investments Corp.	2,548,227

Poland — 1.17%
20,647	Bank Pekao SA	910,289

Russia — 1.05%
20,478	Magnit OJSC GDR	818,096

South Africa — 7.06%
285,961	Clicks Group Ltd.	1,883,754
85,127	Mr. Price Group Ltd.	1,021,929
18,545	Naspers Ltd.	2,585,168

		5,490,851

Taiwan — 9.88%
112,400	Airtac International Group	664,116
189,000	Delta Electronics, Inc.	833,167
110,000	Giant Manufacturing Co. Ltd.	635,733
594,471	Standard Foods Corp.	1,474,405
636,000	Taiwan Semiconductor Manufacturing Co. Ltd.	3,172,262

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2016

Shares		Value

517,468	Uni-President Enterprises Corp.	$908,707

		7,688,390

Thailand — 1.29%
685,800	Central Pattana Public Co. Ltd. - FOR	1,001,933

Turkey — 2.34%
289,629	Akbank TAS	824,976
574,353	Enka Insaat Ve Sanayi AS	995,707

		1,820,683

United Arab Emirates — 1.11%
1,106,418	Emaar Malls Group PJSC*	866,934

Total Common Stocks		70,872,349

(Cost $69,214,884)

Preferred Stocks — 4.32%
Korea — 4.32%
5,369	Hyundai Motor Co.	487,871
2,050	Samsung Electronics Co. Ltd.	1,984,766
5,239	Samsung Fire & Marine Insurance Co. Ltd.	884,392

Total Preferred Stocks		3,357,029

(Cost $3,165,073)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2016

Shares		Value

Investment Company — 4.74%
3,690,845	Dreyfus Cash Management, Institutional Shares	$3,690,845

Total Investment Company		3,690,845

(Cost $3,690,845)

Total Investments		$77,920,223
(Cost $76,070,802)(a) — 100.17%

Liabilities in excess of other assets — (0.17)%		(129,755)

NET ASSETS — 100.00%		$77,790,468

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	27.97%
Consumer Staples	18.82%
Consumer Discretionary	19.67%
Information Technology	15.22%
Telecom Services	6.62%
Industrials	5.88%
Utilities	1.25%
Other*	4.57%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund

March 31, 2016

Shares	Value

Common Stocks — 77.03%
Brazil — 5.95%
13,700	Cia Hering	$55,857
21,000	Duratex SA*	44,737
10,200	Natura Cosmeticos SA	75,827
7,850	Totvs SA	58,466
4,850	Wilson Sons Ltd. BDR	42,961

		277,848

Chile — 6.17%
86,000	Inversiones Aguas Metropolitanas SA	136,581
41,323	Parque Arauco SA	75,836
39,184	Sonda SA	75,473

		287,890

China — 8.97%
29,000	Asia Satellite Telecommunications Holdings Ltd.	39,445
4,300	Hollysys Automation Technologies Ltd.*	90,515
100,300	Luthai Textile Co. Ltd., B Shares	133,140
35,000	Samsonite International SA	117,234
168,000	Tao Heung Holdings Ltd.	38,127

		418,461

Egypt — 2.01%
3,253	Edita Food Industries SAE GDR*	50,747
8,754	Integrated Diagnostics Holdings Plc*(a)	42,895

		93,642

Hong Kong — 1.90%
25,000	Stella International Holdings Ltd.	58,877
15,990	Vitasoy International Holdings Ltd.	29,861

		88,738

Indonesia — 3.92%
2,167,300	Ace Hardware Indonesia Tbk PT	146,286
1,000,000	Pakuwon Jati Tbk PT	36,459

		182,745

Korea — 5.18%
400	Cuckoo Electronics Co. Ltd.	70,190
14,095	DGB Financial Group, Inc.	109,714
60	Medy-Tox, Inc.	23,147
616	Youngone Holdings Co. Ltd.	38,817

		241,868

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2016

Shares	Value

Malaysia — 3.95%
176,000	CapitaMalls Malaysia Trust REIT	$64,962
18,400	LPI Capital Berhad	72,443
123,200	Oldtown Berhad	46,730

		184,135

Mexico — 2.70%
40,084	Corp. Inmobiliaria Vesta SAB de CV	60,066
29,800	Grupo Herdez SAB de CV	65,750

		125,816

Nigeria — 0.50%
324,500	Guaranty Trust Bank Plc	23,322

Philippines — 5.55%
153,100	Century Pacific Food, Inc.	63,190
51,500	Security Bank Corp.	195,675

		258,865

South Africa — 9.01%
18,083	Clicks Group Ltd.	119,121
38,900	Consolidated Infrastructure Group Ltd.*	75,432
15,398	Hyprop Investments Ltd. REIT	122,350
12,218	Oceana Group Ltd.	103,545

		420,448

Taiwan — 12.58%
19,900	Airtac International Group	117,579
54,000	Chroma ATE, Inc.	116,055
11,000	Giant Manufacturing Co. Ltd.	63,573
5,000	Ginko International Co. Ltd.	49,873
22,000	Lumax International Corp. Ltd.	31,585
21,000	Pacific Hospital Supply Co. Ltd.	53,095
51,150	Standard Foods Corp.	126,862
20,000	Yungtay Engineering Co. Ltd.	28,553

		587,175

Thailand — 8.64%
53,300	Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	144,789
56,700	Delta Electronics Thailand Public Co. Ltd. - FOR	140,094

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2016

Shares		Value

320,000	MC Group Public Co. Ltd. - FOR	$118,172

		403,055

Total Common Stocks (Cost $4,121,348)		3,594,008

Equity Linked Securities — 8.98%
India — 6.21%
22,017	Godrej Industries Ltd.	118,027
20,000	Marico Ltd.	73,782
5,000	Sundaram Finance Ltd.	98,199

		290,008

Luxembourg — 2.77%
140,000	Aramex PJSC	129,213

Total Equity Linked Securities		419,221

(Cost $303,448)

Exchange Traded Funds — 4.12%
India — 4.12%
5,000	Market Vectors India Small-Cap Index ETF	192,050

Total Exchange Traded Funds		192,050

(Cost $149,435)

Preferred Stocks — 3.03%
Korea — 3.03%
732	Amorepacific Corp.	141,287

Philippines — 0.00%
58,000	Security Bank Corp.(b)	126

Total Preferred Stocks		141,413

(Cost $41,615)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2016

Shares		Value

Investment Company — 6.79%
316,905	Dreyfus Cash Management, Institutional Shares	$316,905

Total Investment Company		316,905

(Cost $316,905)

Total Investments		$4,663,597
(Cost $4,932,751)(c) — 99.95%

Other assets in excess of liabilities — 0.05%		2,179

NET ASSETS — 100.00%		$4,665,776

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

BDR - Brazilian Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2016

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	21.52%
Consumer Staples	19.22%
Consumer Discretionary	18.01%
Industrials	11.44%
Information Technology	7.97%
Health Care	3.62%
Materials	3.49%
Utilities	2.93%
Telecom Services	0.84%
Other*	10.96%

100.00%

*	Includes cash, Exchange Traded Funds, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund

March 31, 2016

Shares	Value

Common Stocks — 100.74%
Belgium — 3.27%
1,369	Anheuser-Busch InBev NV	$170,081

France — 6.93%
1,652	Pernod Ricard SA	183,955
2,523	Safran SA	176,106

		360,061

Germany — 4.17%
5,780	Deutsche Post AG	160,418
1,371	Drillisch AG	56,101

		216,519

Hong Kong — 1.82%
16,600	AIA Group Ltd.	94,355

India — 3.79%
3,200	HDFC Bank Ltd. ADR	197,216

Ireland — 1.52%
567	Paddy Power Betfair Plc	78,868

Japan — 3.31%
400	SMC Corp.	92,691
1,500	Toyota Motor Corp.	79,553

		172,244

South Africa — 3.20%
1,193	Naspers Ltd., N Shares	166,304

Switzerland — 3.36%
711	Roche Holding AG	174,579

Taiwan — 2.52%
5,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	131,000

United Kingdom — 6.26%
4,110	InterContinental Hotels Group Plc	169,111
50,295	Lloyds Banking Group Plc	48,987
8,158	St. James’s Place Plc	107,264

		325,362

United States — 60.59%
255	Alphabet Inc., Class A*	194,539
265	Amazon.com, Inc.*	157,315

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2016

Shares		Value

1,262	Amgen, Inc.	$189,212
6,600	Blackstone Group LP (The) - MLP	185,130
1,200	Citigroup, Inc.	50,100
2,862	Cognizant Technology Solutions Corp., Class A*	179,447
2,200	Danaher Corp.	208,692
2,400	EOG Resources, Inc.	174,192
2,200	Estee Lauder Cos., Inc. (The), Class A	207,482
3,100	First Republic Bank	206,584
1,378	Gartner Inc.*	123,124
1,485	Incyte Corp.*	107,618
1,700	International Flavors & Fragrances, Inc.	193,409
1,893	Intuit, Inc.	196,891
1,800	Invesco Ltd.	55,386
4,100	ITC Holdings Corp.	178,637
1,500	Occidental Petroleum Corp.	102,645
2,800	TJX Cos., Inc. (The)	219,380
1,700	UnitedHealth Group, Inc.	219,130

		3,148,913

Total Common Stocks		5,235,502

(Cost $5,041,420)
Investment Company — 0.92%
47,618	Dreyfus Cash Management, Institutional Shares	47,618

Total Investment Company		47,618

(Cost $47,618)

Total Investments		$5,283,120
(Cost $5,089,038)(a) — 101.66%

Liabilities in excess of other assets — (1.66)%		(86,331)

NET ASSETS — 100.00%		$5,196,789

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2016

Abbreviations used are defined below:

ADR - American Depositary Receipt

MLP - Master Limited Partnership

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	18.18%
Consumer Discretionary	16.75%
Information Technology	15.88%
Health Care	13.29%
Industrials	12.27%
Consumer Staples	10.80%
Energy	5.33%
Materials	3.72%
Utilities	3.44%
Telecom Services	1.08%
Other*	(0.74)%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund

March 31, 2016

Shares		Value

Common Stocks — 100.45%
Australia — 3.07%
32,294	Oil Search Ltd.	$168,168

Belgium — 4.68%
2,068	Anheuser-Busch InBev NV	256,922

France — 10.23%
823	Air Liquide SA	92,333
2,095	Pernod Ricard SA	233,284
3,373	Safran SA	235,436

		561,053

Germany — 6.64%
294	Continental AG	66,682
7,285	Deutsche Post AG	202,187
2,322	Drillisch AG	95,015

		363,884

Hong Kong — 3.90%
37,600	AIA Group Ltd.	213,719

India — 4.16%
3,700	HDFC Bank Ltd. ADR	228,031

Ireland — 1.49%
588	Paddy Power Betfair Plc	81,789

Japan — 14.93%
9,500	Astellas Pharma, Inc.	126,250
6,000	Kubota Corp.	81,900
1,800	Nidec Corp.	123,160
7,200	Santen Pharmaceutical Co. Ltd.	108,220
700	SMC Corp.	162,210
2,600	Sumitomo Mitsui Financial Group, Inc.	78,930
2,600	Toyota Motor Corp.	137,892

		818,562

Korea — 3.44%
657	LG Chem Ltd.	188,553

Netherlands — 2.95%
1,000	AKZO Nobel NV	68,167
930	ASML Holding NV	93,590

		161,757

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2016

Shares		Value

Philippines — 3.63%
42,320	Universal Robina Corp.	$199,263

South Africa — 4.46%
1,755	Naspers Ltd., N Shares	244,647

Spain — 1.49%
27,658	CaixaBank SA	81,524

Sweden — 2.39%
4,201	Svenska Cellulosa AB SCA, Series B	131,032

Switzerland — 9.82%
365	Partners Group Holding AG	146,638
817	Roche Holding AG	200,606
184	Syngenta AG	76,304
7,138	UBS Group AG	114,822

		538,370

Taiwan — 4.06%
8,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	222,700

United Kingdom — 19.11%
7,562	Admiral Group Plc	214,844
4,799	InterContinental Hotels Group Plc	197,461
2,107	Liberty Global Plc, Series A*	81,120
145,877	Lloyds Banking Group Plc	142,084
5,696	Royal Dutch Shell Plc, B Shares	138,610
2,046	Shire Plc	116,693
11,935	St. James’s Place Plc	156,925

		1,047,737

Total Common Stocks		5,507,711

(Cost $5,623,449)

Investment Company — 1.04%
57,051	Dreyfus Cash Management, Institutional Shares	57,051

Total Investment Company		57,051

(Cost $57,051)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2016

Value

Total Investments	$5,564,762
(Cost $5,680,500)(a) — 101.49%

Liabilities in excess of other assets — (1.49)%	(81,700)

NET ASSETS — 100.00%	$5,483,062

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	25.12%
Consumer Staples	14.96%
Consumer Discretionary	14.77%
Industrials	14.68%
Health Care	10.06%
Materials	7.76%
Information Technology	5.77%
Energy	5.60%
Telecom Services	1.73%
Other*	(0.45)%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2016

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Assets:
Investments, at value (cost $76,070,802, $4,932,751, $5,089,038 and $5,680,500, respectively)	$77,920,223	$4,663,597	$5,283,120	$5,564,762
Cash	—	—	—	8
Interest and dividends receivable	181,697	15,963	10,241	18,890
Receivable from advisor	28,881	24,065	3,783	5,127
Receivable for Fund shares sold	410,064	—	—	—
Receivable for investments sold	—	36,005	8,837	53,223
Prepaid expenses	21,230	18,108	8,838	8,901

Total Assets	78,562,095	4,757,738	5,314,819	5,650,911

Liabilities:
Cash overdraft	4	7	8	—
Foreign withholding tax payable	10,223	—	—	—
Payable for investments purchased	677,668	35,290	27,816	75,823
Accrued expenses and other payables:
Accounting fees	7,586	7,085	7,090	7,092
Distribution fees	3,181	2,779	—	—
Custodian fees	10,487	2,051	683	801
Trustees’ fees	3	2	2	1
Shareholder reports	13,368	910	1,024	1,076
Audit fees	34,900	34,900	34,900	34,900
Transfer agent fees	4,388	1,271	620	635
Offering costs	—	—	37,535	37,535
Other	9,819	7,667	8,352	9,986

Total Liabilities	771,627	91,962	118,030	167,849

Net Assets	$77,790,468	$4,665,776	$5,196,789	$5,483,062

Net Assets Consist Of:
Capital	$76,441,713	$4,931,040	$5,085,583	$5,756,088
Undistributed/(distributions in excess of) net investment income	(12,720)	48,423	8,071	8,003
Accumulated net realized losses from investment and foreign currency transactions	(475,762)	(44,404)	(91,089)	(165,637)
Net unrealized appreciation/(depreciation) on investments and foreign currency transactions	1,837,237	(269,283)	194,224	(115,392)

Net Assets	$77,790,468	$4,665,776	$5,196,789	$5,483,062

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2016

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Net Assets:
Class A	$2,540,178	$2,319,053	N/A	N/A
Class I	75,250,290	2,346,723	$5,196,789	$5,483,062

Total	$77,790,468	$4,665,776	$5,196,789	$5,483,062

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	259,007	247,985	N/A	N/A
Class I	7,561,436	250,902	513,507	579,232

Total	7,820,443	498,887	513,507	579,232

Net Asset Values and Redemption Prices Per Share:
Class A (a)	$9.81	$9.35	N/A	N/A

Class I	$9.95	$9.35	$10.12	$9.47

Maximum Offering Prices Per Share:
Class A	$10.41	$9.92	N/A	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	N/A	N/A

(a) For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2016

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Investment Income:
Dividend income	$456,351	$162,309	$84,235	$135,492
Foreign tax withholding	(49,118)	(13,127)	(5,318)	(13,411)

Total Investment Income	407,233	149,182	78,917	122,081

Expenses:
Investment advisory fees	271,062	60,001	43,707	43,790
Tax Expense	883	206	—	—
Distribution fees - Class A	7,540	5,981	—	—
Accounting fees	44,427	43,240	43,257	43,274
Audit fees	49,577	49,577	40,999	40,999
Legal fees	11,943	5,983	8,802	8,803
Custodian fees	68,225	17,931	653	2,651
Insurance fees	4,916	4,916	3,207	3,207
Trustees’ fees	700	187	188	200
Transfer agent fees - Class A	4,235	3,623	—	—
Transfer agent fees - Class I	17,504	3,685	3,649	3,713
Shareholder reports	24,689	2,433	4,907	5,322
Registration and filing fees	37,397	35,686	13,704	13,833
Offering costs	—	—	32,239	32,253
Other fees	22,715	20,589	8,806	16,635

Total expenses before fee waiver/reimbursement	565,813	254,038	204,118	214,680

Expenses waived/reimbursed by:
Advisor	(338,439)	(171,048)	(150,126)	(159,942)

Net Expenses	227,374	82,990	53,992	54,738

Net Investment Income	179,859	66,192	24,925	67,343

Realized/Unrealized Gains/(Losses):
Net realized losses on:
Investment transactions	(405,123)	(44,289)	(80,160)	(160,209)
Foreign currency transactions	(113,437)	(6,590)	(6,089)	(12,421)

Net realized losses	(518,560)	(50,879)	(86,249)	(172,630)

Net change in unrealized appreciation/(depreciation) on:
Investments	1,329,198	(559,541)	33,822	(225,341)
Foreign currency transactions	(1,105)	1,390	157	490
Foreign deferred tax	(10,223)	—	—	—

Net unrealized gains/(losses)	1,317,870	(558,151)	33,979	(224,851)

Change in net assets resulting from operations	$979,169	$(542,838)	$(27,345)	$(330,138)

    See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Equity Fund
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015

From Investment Activities:
Operations:
Net investment income	$179,859	$44,178
Net realized gains/(losses) from investments and foreign currency transactions	(518,560)	200,633
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,317,870	369,171

Change in net assets resulting from operations	979,169	613,982

Distributions to Class A Shareholders:
From net investment income	(32,401)	(54,630)
From net realized gains from investment transactions	(11,199)	(27,392)
Distributions to Class I Shareholders:
From net investment income	(46,215)	(63,092)
From net realized gains from investment transactions	(161,444)	(30,012)

Change in net assets resulting from shareholder distributions	(251,259)	(175,126)

Capital Transactions:
Proceeds from shares issued	73,792,423	1,151,428
Distributions reinvested	199,469	175,126
Cost of shares redeemed	(3,795,706)	(10)

Change in net assets resulting from capital transactions	70,196,186	1,326,544

Net increase in net assets	70,924,096	1,765,400
Net Assets:
Beginning of year	6,866,372	5,100,972

End of year	$77,790,468	$6,866,372

Distributions in excess of net investment income	$(12,720)	$(1,382)

Share Transactions:
Issued	7,559,913	107,153
Reinvested	21,504	16,936
Redeemed	(385,062)	(1)

Change in shares resulting from capital transactions	7,196,355	124,088

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015

From Investment Activities:
Operations:
Net investment income	$66,192	$23,744
Net realized gains (losses) from investments and foreign currency transactions	(50,879)	127,605
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(558,151)	97,156

Change in net assets resulting from operations	(542,838)	248,505

Distributions to Class A Shareholders:
From net investment income	(5,032)	(49,928)
From net realized gains from investment transactions	(19,436)	(37,490)
Distributions to Class I Shareholders:
From net investment income	(11,302)	(56,725)
From net realized gains from investment transactions	(19,546)	(37,270)

Change in net assets resulting from shareholder distributions	(55,316)	(181,413)

Capital Transactions:
Proceeds from shares issued	21,662	30,762
Distributions reinvested	55,315	181,413
Cost of shares redeemed	(255,922)	(21,873)

Change in net assets resulting from capital transactions	(178,945)	190,302

Net increase (decrease) in net assets	(777,099)	257,394
Net Assets:
Beginning of year	5,442,875	5,185,481

End of year	$4,665,776	$5,442,875

Undistributed net investment income	$48,423	$4,952

Share Transactions:
Issued	2,355	2,846
Reinvested	6,286	17,980
Redeemed	(28,554)	(2,026)

Change in shares resulting from capital transactions	(19,913)	18,800

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Global Opportunities Fund
	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)

From Investment Activities:
Operations:
Net investment income	$24,925	$3,160
Net realized losses from investments and foreign currency transactions	(86,249)	(8,872)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	33,979	160,245

Change in net assets resulting from operations	(27,345)	154,533

Distributions to Class I Shareholders:
From net investment income	(62,197)	(1,445)

Change in net assets resulting from shareholder distributions	(62,197)	(1,445)

Capital Transactions:
Proceeds from shares issued	69,951	5,000,500
Distributions reinvested	62,197	1,445
Cost of shares redeemed	(850)	—

Change in net assets resulting from capital transactions	131,298	5,001,945

Net increase in net assets	41,756	5,155,033
Net Assets:
Beginning of period	5,155,033	—

End of period	$5,196,789	$5,155,033

Undistributed net investment income	$8,071	$16,439

Share Transactions:
Issued	7,130	500,051
Reinvested	6,257	150
Redeemed	(81)	—

Change in shares resulting from capital transactions	13,306	500,201

(a) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

See Notes to Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	International Opportunities Fund
	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)

From Investment Activities:
Operations:
Net investment income	$67,343	$9,637
Net realized losses from investments and foreign currency transactions	(172,630)	(10,738)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(224,851)	109,459

Change in net assets resulting from operations	(330,138)	108,358

Distributions to Class I Shareholders:
From net investment income	(97,891)	(1,025)

Change in net assets resulting from shareholder distributions	(97,891)	(1,025)

Capital Transactions:
Proceeds from shares issued	505,607	5,200,000
Distributions reinvested	97,891	1,025
Cost of shares redeemed	(765)	—

Change in net assets resulting from capital transactions	602,733	5,201,025

Net increase (decrease) in net assets	174,704	5,308,358
Net Assets:
Beginning of period	5,308,358	—

End of period	$5,483,062	$5,308,358

Undistributed net investment income	$8,003	$18,719

Share Transactions:
Issued	48,876	519,763
Reinvested	10,560	107
Redeemed	(74)	—

Change in shares resulting from capital transactions	59,362	519,870

(a) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$10.99	$10.20	$10.00

Net investment income(b)	0.07	0.07	—
Realized and unrealized gains/(losses)	(1.11)	1.05	0.20

Total from investment activities	(1.04)	1.12	0.20

Distributions:
Net investment income	(0.10)	(0.22)	—
Realized gains	(0.04)	(0.11)	—

Total distributions	(0.14)	(0.33)	—

Net asset value, end of period	$9.81	$10.99	$10.20

Total Return:*(c)	(9.39)%	11.17%	2.00%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.14%(e)	1.45%	1.45%(f)
Ratio of Net Investment Income to Average Net Assets	0.71%	0.64%	0.04%(f)
Ratio of Expenses to Average Net Assets**	2.74%	4.96%	8.77%(f)

Net assets, end of period (in thousands)	$2,540	$2,849	$2,550
Portfolio turnover***	19%	37%	11%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.
(f)	Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$11.01	$10.21	$10.00

Net investment income(b)	0.06	0.09	0.01
Realized and unrealized gains/(losses)	(1.07)	1.05	0.20

Total from investment activities	(1.01)	1.14	0.21

Distributions:
Net investment income	(0.01)	(0.23)	—
Realized gains	(0.04)	(0.11)	—

Total distributions	(0.05)	(0.34)	—

Net asset value, end of period	$9.95	$11.01	$10.21

Total Return:(c)	(9.18)%	11.38%	2.10%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.75%(e)	1.20%	1.20%(f)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.87%	0.29%(f)
Ratio of Expenses to Average Net Assets*	1.89%	4.65%	8.52%(f)

Net assets, end of period (in thousands)	$75,250	$4,017	$2,551
Portfolio turnover**	19%	37%	11%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.725% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.
(f)	Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class A

Per Share Operating Performance:
Net asset value, beginning of period	$10.49	$10.37	$10.00
Net investment income(b)	0.12	0.03	0.04
Realized and unrealized gains/(losses)	(1.16)	0.44	0.33
Total from investment activities	(1.04)	0.47	0.37
Distributions:
Net investment income	(0.02)	(0.20)	—
Realized gains	(0.08)	(0.15)	—
Total distributions	(0.10)	(0.35)	—
Net asset value, end of period	$ 9.35	$10.49	$10.37

Total Return:*(c)	(9.86)%	4.64%	3.70%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.85%	1.85%	1.85%(e)
Ratio of Net Investment Income to Average Net Assets	1.25%	0.31%	1.49%(e)
Ratio of Expenses to Average Net Assets**	5.42%	5.58%	8.96%(e)

Net assets, end of period (in thousands)	$2,319	$2,719	$2,592
Portfolio turnover***	34%	32%	19%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.49	$10.37	$10.00
Net investment income(b)	0.14	0.06	0.05
Realized and unrealized gains/(losses)	(1.15)	0.44	0.32
Total from investment activities	(1.01)	0.50	0.37
Distributions:
Net investment income	(0.05)	(0.23)	—
Realized gains	(0.08)	(0.15)	—
Total distributions	(0.13)	(0.38)	—
Net asset value, end of period	$ 9.35	$10.49	$10.37

Total Return:(c)	(9.60)%	4.93%	3.70%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.60%	1.60%	1.60%(e)
Ratio of Net Investment Income to Average Net Assets	1.50%	0.56%	1.74%(e)
Ratio of Expenses to Average Net Assets*	5.17%	5.32%	8.71%(e)

Net assets, end of period (in thousands)	$2,347	$2,724	$2,594
Portfolio turnover**	34%	32%	19%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.31	$10.00
Net investment income(b)	0.05	0.01
Realized and unrealized gains/(losses)	(0.12)	0.30
Total from investment activities	(0.07)	0.31
Distributions:
Net investment income	(0.12)	0.00(c)
Total distributions	(0.12)	0.00(c)
Net asset value, end of period	$10.12	$10.31

Total Return:(d)	(0.63)%	3.13%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.05%	1.05%(f)
Ratio of Net Investment Income to Average Net Assets	0.48%	0.19%(f)
Ratio of Expenses to Average Net Assets*	3.97%	3.46%(f)

Net assets, end of period (in thousands)	$5,197	$5,155
Portfolio turnover**	34%	11%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.21	$10.00
Net investment income(b)	0.12	0.02
Realized and unrealized gains/(losses)	(0.69)	0.19
Total from investment activities	(0.57)	0.21
Distributions:
Net investment income	(0.17)	0.00(c)
Total distributions	(0.17)	0.00(c)
Net asset value, end of period	$ 9.47	$10.21

Total Return:(d)	(5.52)%	2.12%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%	1.00%(f)
Ratio of Net Investment Income to Average Net Assets	1.23%	0.59%(f)
Ratio of Expenses to Average Net Assets*	3.92%	3.50%(f)

Net assets, end of period (in thousands)	$5,483	$5,308
Portfolio turnover**	35%	8%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

1.Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 22 portfolios. This report includes the following four investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund offer two share classes: Class A and Class I shares. Global Opportunities Fund and International Opportunities Fund offer Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies:

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standard Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the close of regular trading on the exchange and are categorized as Level 1 in the fair value hierarchy. An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will be generally categorized as Level 2. Investments in open-end

NOTES TO FINANCIAL STATEMENTS

investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Investments in Securities
Common Stocks:
Brazil	$5,121,342	$ —	$ —	$ 5,121,342
Chile	1,304,300	—	—	1,304,300
China	2,836,004	14,059,764	—	16,895,768

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks: (continued)
India	$ 8,427,260	$ 2,632,317	—	$11,059,577
Indonesia	—	2,331,413	—	2,331,413
Jordan	—	1,192,109	—	1,192,109
Korea	—	4,968,670	—	4,968,670
Malaysia	—	2,826,753	—	2,826,753
Mexico	1,905,962	—	—	1,905,962
Nigeria	—	379,798	—	379,798
Peru	1,741,254	—	—	1,741,254
Philippines	—	2,548,227	—	2,548,227
Poland	—	910,289	—	910,289
Russia	818,096	—	—	818,096
South Africa	—	5,490,851	—	5,490,851
Taiwan	—	7,688,390	—	7,688,390
Thailand	—	1,001,933	—	1,001,933
Turkey	—	1,820,683	—	1,820,683
United Arab Emirates	—	866,934	—	866,934
Total Common Stocks	22,154,218	48,718,131	—	70,872,349
Preferred Stock
Korea	—	3,357,029	—	3,357,029
Investment Company	3,690,845	—	—	3,690,845
Total Investments	$25,845,063	$52,075,160	$ —	$77,920,223

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Emerging Markets Small Cap Equity Fund Investments in Securities
Common Stocks:
Brazil	$ 277,848	$ —	$ —	$ 277,848
Chile	287,890	—	—	287,890
China	90,515	327,946	—	418,461
Egypt	93,642	—	—	93,642
Hong Kong	—	88,738		88,738
Indonesia	—	182,745	—	182,745
Korea	—	241,868	—	241,868
Malaysia	—	184,135	—	184,135
Mexico	125,816	—	—	125,816
Nigeria	—	23,322	—	23,322
Philippines	—	258,865	—	258,865
South Africa	—	420,448	—	420,448
Taiwan	—	587,175	—	587,175
Thailand	—	403,055	—	403,055
Total Common Stocks	875,711	2,718,297	—	3,594,008

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Linked Securities
India	$ —	$ 290,008	$ —	$ 290,008
Luxembourg	—	129,213	—	129,213
Exchange Traded Funds
India	192,050	—	—	192,050
Preferred Stock
Korea	—	141,287	—	141,287
Philippines	—	—	126	126
Investment Company	316,905	—	—	316,905

Total Investments	$ 1,384,666	$3,278,805	$ 126	$4,663,597

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Investments in Securities
Common Stocks:
Belgium	$ —	$ 170,081	$ —	$ 170,081
France	—	360,061	—	360,061
Germany	—	216,519	—	216,519
Hong Kong	—	94,355	—	94,355
India	197,216	—	—	197,216
Ireland	—	78,868	—	78,868
Japan	—	172,244	—	172,244
South Africa	—	166,304	—	166,304
Switzerland	—	174,579	—	174,579
Taiwan	131,000	—	—	131,000
United Kingdom	—	325,362	—	325,362
United States	3,148,913	—	—	3,148,913

Total Common Stocks	3,477,129	1,758,373	—	5,235,502

Investment Company	47,618	—	—	47,618

Total Investments	$ 3,524,747	$1,758,373	$ —	$5,283,120

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Investments in Securities
Common Stocks:
Australia	$ —	$ 168,168	$ —	$ 168,168
Belgium	—	256,922	—	256,922
France	—	561,053	—	561,053
Germany	—	363,884	—	363,884
Hong Kong	—	213,719	—	213,719
India	228,031	—	—	228,031
Ireland	—	81,789	—	81,789
Japan	—	818,562	—	818,562
Korea	—	188,553	—	188,553
Netherlands	—	161,757	—	161,757
Philippines	—	199,263	—	199,263
South Africa	—	244,647	—	244,647
Spain	—	81,524	—	81,524
Sweden	—	131,032	—	131,032

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks: (continued)
Switzerland	$ —	$ 538,370	$ —	$ 538,370
Taiwan	222,700	—	—	222,700
United Kingdom	81,120	966,617	—	1,047,737

Total Common Stocks	531,851	4,975,860	—	5,507,711

Investment Company	57,051	—	—	57,051

Total Investments	$ 588,902	$4,975,860	$ —	$5,564,762

The Funds did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2016.

During the year ended March 31, 2016, the Funds, except Emerging Markets Small Cap Equity Fund, recognized no transfers to/from Level 1 or Level 2. The Emerging Markets Small Cap Equity Fund recognized a transfer from Level 2 to Level 1 in the amount of $21,465 since the trading market became active for the security. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
	Preferred Stock (China)	Preferred Stock (Philippines)		Convertible Bonds (Oman)
Balance as of 3/31/15 (value)	$25,761	$130		$1,813
Purchases	—	—		—
Sales (Paydowns)	(25,761)	—		(1,705)
Realized gain (loss)	—	—		(126)
Change in unrealized appreciation (depreciation)	—	(4	)*	18

Balance as of 3/31/16 (value)	$—	$126		$—

* Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at March 31, 2016.

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Funds’ investments are (i) an estimation of a normalized earnings level for the company and (ii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s

NOTES TO FINANCIAL STATEMENTS

agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no repurchase agreements held at March 31, 2016.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statements of Operations. Unamortized offering costs are included in prepaid expenses on the Statements of Assets and Liabilities.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., foreign currency transactions, partnership transactions and non deductible expenses), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2016, permanent difference reclassification amounts were as follows:

	Decrease Paid in Capital	Increase Undistributed Net Investment Income/(Loss)	Increase Accumulated Realized Gain/(Loss)
Emerging Markets Equity Fund	$(883)	$(112,581)	$113,464
Emerging Markets Small Cap Equity Fund	(206)	(6,387)	6,593
Global Opportunities Fund	(32,239)	28,904	3,335
International Opportunities Fund	(32,253)	19,832	12,421

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Markets Equity Fund	0.95%
Emerging Markets Small Cap Equity Fund	1.25%
Global Opportunities Fund	0.85%
International Opportunities Fund	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate
Emerging Markets Equity Fund	0.975%*	0.725%*
Emerging Markets Small Cap Equity Fund	1.85%	1.60%
Global Opportunities Fund	N/A	1.05%
International Opportunities Fund	N/A	1.00%

*	Prior to August 3, 2015, the annual rate for Emerging Markets Equity Fund under the expense limitation agreement was 1.20% for Class I and 1.45% for Class A.

This expense limitation agreement is in place until July 31, 2017 (October 31, 2017 for Emerging Markets Equity Fund). Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

At March 31, 2016, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/14 (Expiration Date 3/31/17)	FYE 3/31/15 (Expiration Date 3/31/18)	FYE 3/31/16 (Expiration Date 3/31/19)	Total
Emerging Markets Equity Fund	$97,097	$201,948	$338,439	$637,484
Emerging Markets Small Cap Equity Fund	95,703	202,750	171,048	469,501
Global Opportunities Fund	—	70,819	150,126	220,945
International Opportunities Fund	—	72,565	159,942	232,507

NOTES TO FINANCIAL STATEMENTS

 RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment. There were no voluntary waivers for the year ended March 31, 2016.

The Funds are sub-advised by RBC GAM (UK), which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $46,000 ($41,500 prior to October 1, 2015). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,000 ($5,500 prior to October 1, 2015) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital to provide the Fund with each of the Fund’s initial investment assets. The table below shows, as of March 31, 2016, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Equity Fund	$77,790,468	494,934	6.3%
Emerging Markets Small Cap Equity Fund	4,665,776	496,234	99.4%
Global Opportunities Fund	5,196,789	506,338	98.6%
International Opportunities Fund	5,483,062	509,420	88.0%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.25%.

Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2016, there were no fees waived by the Distributor.

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2016, the Distributor received commissions of $7,863 from front-end sales charges of Class A shares of the Funds, of which $1,801 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2016.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2016 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$72,166,841	$5,521,531
Emerging Markets Small Cap Equity Fund	1,571,116	1,983,851
Global Opportunities Fund	1,953,127	1,752,062
International Opportunities Fund	2,510,239	1,896,791

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized below:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,512,867	$14,768	$4,712	$25,406
Distributions reinvested	39,863	82,022	24,467	87,418
Cost of shares redeemed	(1,514,293)	(10)	(130,922)	(19,020)

Change in Class A	$38,437	$96,780	$(101,743)	$93,804

Class I
Proceeds from shares issued	$72,279,556	$1,136,660	$16,950	$5,356
Distributions reinvested	159,606	93,104	30,848	93,995
Cost of shares redeemed	(2,281,413)	—	(125,000)	(2,853)

Change in Class I	$70,157,749	$1,229,764	$(77,202)	$96,498

Change in net assets resulting from capital transactions	$70,196,186	$1,326,544	$(178,945)	$190,302

SHARE TRANSACTIONS:
Class A
Issued	150,642	1,376	554	2,341
Reinvested	4,342	7,940	2,781	8,664
Redeemed	(155,292)	(1)	(14,588)	(1,767)

Change in Class A	(308)	9,315	(11,253)	9,238

Class I
Issued	7,409,271	105,777	1,801	505
Reinvested	17,162	8,996	3,505	9,316
Redeemed	(229,770)	—	(13,966)	(259)

Change in Class I	7,196,663	114,773	(8,660)	9,562

Change in shares resulting from capital transactions	7,196,355	124,088	(19,913)	18,800

NOTES TO FINANCIAL STATEMENTS

	Global Opportunities Fund		International Opportunities Fund
	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$69,951	$5,000,500	$505,607	$5,200,000
Distributions reinvested	62,197	1,445	97,891	1,025
Cost of shares redeemed	(850)	—	(765)	—

Change in Class I	$131,298	$5,001,945	$602,733	$5,201,025

Change in net assets resulting from capital transactions	$131,298	$5,001,945	$602,733	$5,201,025

SHARE TRANSACTIONS:
Class I
Issued	7,130	500,051	48,876	519,763
Reinvested	6,257	150	10,560	107
Redeemed	(81)	—	(74)	—

Change in Class I	13,306	500,201	59,362	519,870

Change in shares resulting from capital transactions	13,306	500,201	59,362	519,870

(a) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31 of the years 2014, 2015 and 2016 for Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, and the tax years ended March 31 of the years 2015 and 2016 for Global Opportunities Fund and International Opportunities Fund), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of March 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$76,310,086	$3,993,864	$(2,383,727)	$1,610,137
Emerging Markets Small Cap Equity Fund	4,934,740	449,227	(720,370)	(271,143)
Global Opportunities Fund	5,098,852	441,550	(257,282)	184,268
International Opportunities Fund	5,691,254	339,328	(465,820)	(126,492)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, PFIC MTM adjustment and cumulative partnership basis adjustment.

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the year ended March 31, 2016 were as follows:

	Distributions Paid From
	Ordinary Income	Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$184,078	$67,181	$251,259
Emerging Markets Small Cap Equity Fund	46,953	8,363	55,316
Global Opportunities Fund	62,197	—	62,197
International Opportunities Fund	97,891	—	97,891

The tax character of distributions during the year ended March 31, 2015 were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
Emerging Markets Equity Fund	$175,126	$175,126
Emerging Markets Small Cap Equity Fund	181,413	181,413
Global Opportunities Fund	1,445	1,445
International Opportunities Fund	1,025	1,025

As of March 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed Ordinary Income	$—	$48,524	$8,071	$8,003
Undistributed Long Term Gain	—	—	—	—

Accumulated Earnings	—	48,524	8,071	8,003
Distributions Payable	—	—	—	—
Accumulated Capital Loss Carryforwards	—	(42,516)	(81,275)	(154,883)
Deferred Qualified Late-Year Losses	(249,198)	—	—	—
Unrealized Appreciation/(Depreciation)	1,597,953	(271,272)	184,410	(126,146)

Total Accumulated Earnings/(Losses)	$1,348,755	$(265,264)	$111,206	$(273,026)

As of March 31, 2016, the Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund had a short-term capital loss carryforward of $42,516, $21,917 and $103,417, respectively, and Global Opportunities Fund and International Opportunities Fund had a long-term capital loss carryforward of $59,358 and $51,466, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets Equity Fund deferred a qualified late-year ordinary loss of $12,720 and short-term qualified late-year capital losses of $236,478, which will be treated as arising on the first business day of the year ended March 31, 2017.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, and may also limit the number of exchanges that may be made between Funds to five (5) per calendar

NOTES TO FINANCIAL STATEMENTS

year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended March 31, 2016, there were no redemption fees collected by the Funds, other than Global Opportunities Fund, which received less than $1.

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of March 31, 2016, the Funds used soft dollar arrangements on a limited basis. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund and RBC International Opportunities Fund (collectively the “Funds”), four of the portfolios constituting the RBC Funds Trust (the “Trust”), as of March 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust referred to above, as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2016

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2016, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	0.73%
Emerging Markets Small Cap Equity Fund	0.10%
Global Opportunities Fund	0.07%
International Opportunities Fund	0.03%

For the year ended March 31, 2016, the following Funds had a qualified short term gains percentage of:

Qualified Short-term Gains
Emerging Markets Equity Fund	100.00%
Emerging Markets Small Cap Equity Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2016 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Global Opportunities Fund	52.94%

For the year ended March 31, 2016, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	62.05%
Emerging Markets Small Cap Equity Fund	47.55%
Global Opportunities Fund	100.00%
International Opportunities Fund	100.00%

For the year ended March 31, 2016, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income
Emerging Markets Equity Fund	100.00%
Emerging Markets Small Cap Equity Fund	99.69%
International Opportunities Fund	100.00%

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2016 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$27,737	$458,973
Emerging Markets Small Cap Equity Fund	5,180	155,488
International Opportunities Fund	10,442	135,520

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund reported $67,181 and $8,363, respectively, as long-term capital gain distributions for the year ended March 31,2016.

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (63)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors - Heartland Chapter (2013-present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (52)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (52)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present)

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (38)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011-present); Associate, K&L Gates (2008 to 2010)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Emerging Markets Equity and Emerging Markets Small Cap Equity Funds offer two share classes. These two share classes are the A and I classes. The Global Opportunities Fund and International Opportunities Fund only offer Class I shares.

Class A

Class A shares of all Funds are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period* 10/1/15-3/31/16	Annualized Expense Ratio During Period 10/1/15-3/31/16
Emerging Markets Equity Fund	Class A	$1,000.00	$1,040.50	$4.95	0.97%
	Class I	1,000.00	1,040.50	3.72	0.73%
Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,058.90	9.57	1.86%
	Class I	1,000.00	1,060.80	8.29	1.61%
Global Opportunities Fund	Class I	1,000.00	1,054.00	5.39	1.05%
International Opportunities Fund	Class I	1,000.00	1,038.40	5.10	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period* 10/1/15-3/31/16	Annualized Expense Ratio During Period 10/1/15-3/31/16
Emerging Markets Equity Fund	Class A	$1,000.00	$1,020.15	$4.90	0.97%
	Class I	1,000.00	1,021.35	3.69	0.73%
Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,015.70	9.37	1.86%
	Class I	1,000.00	1,016.95	8.12	1.61%
Global Opportunities Fund	Class I	1,000.00	1,019.75	5.30	1.05%
International Opportunities Fund	Class I	1,000.00	1,020.00	5.05	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2016.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-16

LETTER FROM THE CIO

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the funds now have two year track records of delivering what we see as high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the twelve month period ended March 31, 2016, the Funds outperformed their benchmarks. The RBC Short Duration Fixed Income Fund had a net total return of 1.28% (Class I shares) compared to a return of 1.06% for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index. The RBC Ultra-Short Fixed Income Fund had a net total return of 1.24% (Class I shares) compared to a return of 0.49% for the BofA Merrill Lynch U.S. 1-Year Treasury Bill Index.

During the last year, the U.S. Treasury Yield Curve flattened with bills (maturities of less than one year) pegged since the December 2015 U.S. Federal Reserve rate hike, and all other maturities essentially falling to where they were one year prior. The long end of the curve is likely being weighed down both from demand due to negative rates in other high quality sovereigns and also decreasing global growth expectations. Long-term treasury yields mildly rebounded from quarter lows, but they did not recover to the levels that were last seen at the end of the year.

In the corporate sector, option adjusted spreads, a measure of a security’s risk, peaked at levels that have not been seen since 2011-2012. The increasing market risk was driven primarily by the Energy sector, which saw heightened concern of credit downgrades from unsustainable energy prices. As market fears abated, spreads tightened and ended largely where they began the quarter but higher than a year prior. Our Funds were underweight Energy and Metals issuers during this period which contributed to better than benchmark performance.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a well diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE CIO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage related securities including pass-through securities and Collateralized Mortgage Obligations include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are more fully described in the prospectus. The Fund may invest in Illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. Government Securities. You cannot invest directly in this index.

The U.S. Treasury Yield Curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA
Managing Director, Co-Head, U.S. Fixed Income	Brian Svendahl, CFA
Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA	Brandon T. Swensen, CFA
Vice-President, Co-Head, U.S. Fixed Income
Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

3

PERFORMANCE SUMMARY
Average Total Returns as of March 31, 2016 (Unaudited)
	1 Year	Since Inception(a)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

RBC Short Duration Fixed Income Fund
- At Net Asset Value
Class F	1.18%	1.21%	0.45%	1.70%
Class I	1.28%	1.49%	0.35%	1.37%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index (b)	1.06%	1.08%

RBC Ultra-Short Fixed Income Fund
- At Net Asset Value
Class F	1.16%	0.96%	0.40%	1.25%
Class I	1.24%	0.98%	0.30%	1.13%

BofA Merrill Lynch 1-Year U.S. Treasury Bill Index (b)	0.49%	0.35%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us. Please see footnotes below.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index that tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market with a remaining term to final maturity less than 3 years, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities.

The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity.

(1) The Funds’ expenses reflect the most recent fiscal year end (March 31, 2016).
(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2017.
(a) The inception date (commencement date) is March 3, 2014 for Class F shares and December 30, 2013 for Class I shares.
(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

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5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.
Performance

For the year ended March 31, 2016, the Fund had a total return of 1.28% (Class I). That compares to a return of 1.06% for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   A focus on high quality income sources through sector allocation was a positive contributor to excess returns over the benchmark.

●   An underweight to Energy and Mining sector issuers within the corporate credit selection was also a positive contributor to relative returns.

Factors That Detracted From Relative Returns	● On an absolute basis, increasing interest rates detracted from returns during the year ended March 31, 2016.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Current income and capital appreciation.					Investment Objective
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index					Benchmark

					Asset Allocation (as of 3/31/16) (% of Fund’s investments)
U.S. Treasury Note, 0.75%, 2/28/18 Bank of America, N.A., 5.30%, 3/15/17	6.47 1.82	% %	Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	1.80%	Top Ten Holdings (excluding investment companies) (as of 3/31/16) (% of Fund’s net assets)
PNC Funding Corp., 5.63%, 2/1/17	1.82%		AT&T, Inc., 5.20%, 3/15/20	1.79%
Springleaf Mortgage Loan Trust, Series 2013-3A,	1.81%		Zimmer Holdings, Inc., 2.70%, 4/1/20	1.78%
Class A, 1.87%, 9/25/57			General Motors Financial Co., Inc., 3.10%, 1/15/19	1.78%
Actavis Funding SCS, 3.00%, 3/12/20	1.81%		Ford Motor Credit Co. LLC, 2.55%, 10/5/18	1.76%

*A listing of all portfolio holdings can be found beginning on page 10.

					Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.
Performance

For the year ended March 31, 2016, the Fund had a total return of 1.24% (Class I). That compares to a return of 0.49% for the BofA Merrill Lynch 1- Year U.S. Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   A focus on high quality income sources through sector allocation was a positive contributor to excess returns over the benchmark.

●   An underweight to Energy and Mining sector issuers within the corporate credit selection was also a positive contributor to relative returns.

Factors That Detracted From Relative Returns	● On an absolute basis, increasing interest rates detracted from returns during the year ended March 31, 2016.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Current income and capital appreciation.					Investment Objective
BofA Merrill Lynch 1-Year US Treasury Bill Index					Benchmark

					Asset Allocation (as of 3/31/16) (% of Fund’s investments)
Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57	2.26%	General Motors Financial Co., Inc., 3.10%, 1/15/19 Actavis Funding SCS, 2.35%, 3/12/18	1.42 1.41	% %	Top Ten Holdings (excluding investment companies) (as of 3/31/16) (% of Fund’s net assets)
Bank of America, N.A., 5.30%, 3/15/17	1.45%	JPMorgan Chase Bank, N.A., 5.88%, 6/13/16	1.41%
Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	1.43%	Kraft Heinz Foods Co., 2.00%, 7/2/18 Verizon Communications, Inc., 2.50%, 9/15/16	1.41 1.41	% %
L-3 Communications Corp., 3.95%, 11/15/16	1.42%
Ecolab, Inc., 3.00%, 12/8/16	1.42%

*A listing of all portfolio holdings can be found beginning on page 15.

					Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund

March 31, 2016

Principal Amount		Value
Asset Backed Securities — 16.72%
$150,000	AmeriCredit Automobile Receivables Trust, Series 2012-3, Class E, 4.46%, 11/8/19(a)	$152,170
150,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class D, 2.09%, 2/8/19	150,095
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.60%, 7/8/19	149,722
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	250,477
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	150,571
175,000	Americredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	175,148
84,396	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 1.09%, 4/25/36(b)	82,600
250,000	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21(a)	247,620
156,593	RASC Trust, Series 2005-KS9, Class M2, 0.86%, 10/25/35(b)	154,057
250,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	256,365
150,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33%, 11/15/19	150,706
250,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	250,118
100,000	Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47%, 12/15/20	100,311
109,243	Structured Asset Securities Corp., Class 2005-NC1, Class M1, 0.90%, 2/25/35(b)	108,824

Total Asset Backed Securities		2,378,784

(Cost $2,381,314)

Collateralized Mortgage Obligations — 6.70%
37,310	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, 1.27%, 2/25/35(b)	37,188
97,812	BCAP LLC Trust, Series 2010-RR7, Class 12A6, 6.00%, 8/26/36(a)	99,729
101,009	JP Morgan Resecuritization Trust, Series 2014-1, Class 9A3, 0.73%, 12/26/35(a)(b)	98,484
31,597	Nomura Asset Acceptance Corp Alternative Loan Trust, Series 2005-AR1, Class 1A2, 2.84%, 2/25/35(b)	31,569
120,997	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 5.14%, 8/26/35(a)(b)	120,765
213,547	Springleaf Mortgage Loan Trust, Series 2013-1A, Class A, 1.27%, 6/25/58(a)(b)	212,575

10

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
$96,750	Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, 1.78%, 12/25/65(a)(b)	$96,452
257,764	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	257,231

Total Collateralized Mortgage Obligations		953,993

(Cost $961,007)

Corporate Bonds — 63.68%
Banks — 11.47%
250,000	Bank of America, N.A., 5.30%, 3/15/17	258,720
200,000	Barclays Plc, 2.00%, 3/16/18	196,442
150,000	Goldman Sachs Group, Inc. (The), 2.88%, 2/25/21	152,637
200,000	ING Bank NV, 3.75%, 3/7/17(a)	204,448
200,000	Morgan Stanley, 6.25%, 8/28/17	212,508
250,000	PNC Funding Corp., 5.63%, 2/1/17	258,575
150,000	Toronto-Dominion Bank, 1.63%, 4/7/21(b)	150,000
200,000	Wachovia Corp., 0.90%, 6/15/17(b)	199,234

		1,632,564

Consumer Discretionary — 8.45%
100,000	Constellation Brands, Inc., 7.25%, 5/15/17	105,750
250,000	Ford Motor Credit Co. LLC, 2.55%, 10/5/18	250,865
100,000	Hewlett Packard Enterprise Co., 2.85%, 10/5/18(a)	101,679
100,000	Hyundai Capital America, 2.00%, 3/19/18(a)	100,707
123,000	L Brands, Inc., 6.90%, 7/15/17	130,226
100,000	Reynolds American, Inc., 2.30%, 6/12/18	101,997
200,000	Southwest Airlines Co., 2.75%, 11/6/19	205,737
200,000	Tyson Foods, Inc., 2.65%, 8/15/19	205,114

		1,202,075

Consumer Non Cyclicals — 2.34%
150,000	Anheuser-Busch Inbev Finance, Inc., 2.65%, 2/1/21	154,138
125,000	Biogen, Inc., 2.90%, 9/15/20	128,644
50,000	McGraw Hill Financial Inc., 2.50%, 8/15/18	50,666

		333,448

Finance - Diversified — 8.04%
150,000	Ally Financial, Inc., 2.75%, 1/30/17	149,250
200,000	American Tower Corp. REIT, 4.50%, 1/15/18	208,400
250,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	252,990
200,000	Perrigo Finance Unlimited Co., 3.50%, 3/15/21	204,948
125,000	Regions Financial Corp., 2.25%, 9/14/18	124,785
200,000	Santander Holdings USA, Inc., 3.45%, 8/27/18	203,399

		1,143,772

11

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
Health Care — 4.27%
$250,000	Actavis Funding SCS, 3.00%, 3/12/20	$257,052
50,000	Mylan NV, 3.00%, 12/15/18(a)	50,686
45,000	St. Jude Medical, Inc., 2.80%, 9/15/20	46,016
250,000	Zimmer Holdings, Inc., 2.70%, 4/1/20	253,505

		607,259

Industrials — 5.53%
150,000	Case New Holland, Inc., 7.88%, 12/1/17	161,250
97,000	L-3 Communications Corp., 1.50%, 5/28/17	96,668
200,000	L-3 Communications Corp., 3.95%, 11/15/16	202,607
150,000	Newell Rubbermaid, Inc., 3.15%, 4/1/21	154,083
12,000	Owens Corning, 6.50%, 12/1/16	12,258
160,000	Pentair Finance SA, 2.90%, 9/15/18	160,459

		787,325

Materials — 6.44%
150,000	CF Industries, Inc., 6.88%, 5/1/18	163,205
200,000	Dow Chemical Co. (The), 8.55%, 5/15/19	237,902
100,000	Ecolab, Inc., 2.00%, 1/14/19	100,889
200,000	Georgia-Pacific LLC, 2.54%, 11/15/19(a)	200,822
200,000	LyondellBasell Industries NV, 5.00%, 4/15/19	213,670

		916,488

Media — 4.84%
150,000	21st Century Fox America Inc., 8.25%, 8/10/18	171,619
150,000	CBS Corp., 4.63%, 5/15/18	158,332
200,000	Time Warner Cable, Inc., 5.85%, 5/1/17	208,487
150,000	Viacom, Inc., 2.50%, 12/15/16	150,765

		689,203

Oil & Gas — 7.62%
200,000	Anadarko Petroleum Corp., 8.70%, 3/15/19	223,470
200,000	Enbridge Energy Partners LP, 6.50%, 4/15/18	205,745
110,000	Enterprise Products Operating LLC, 7.03%, 1/15/68(b)	111,540
135,000	Marathon Oil Corp., 6.00%, 10/1/17	136,844
100,000	Pioneer Natural Resources Co., 5.88%, 7/15/16	101,008
100,000	Schlumberger Holdings Corp., 2.35%, 12/21/18(a)	100,656
200,000	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/1/17	204,967

		1,084,230

Telecommunication Services — 3.23%
230,000	AT&T, Inc., 5.20%, 3/15/20	255,381
200,000	CenturyLink, Inc., 5.15%, 6/15/17	204,000

		459,381

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
Utilities — 1.45%
$200,000	Southwestern Electric Power Co., 5.55%, 1/15/17	$206,452

Total Corporate Bonds		9,062,197

(Cost $9,042,599)

Municipal Bonds — 0.70%
California — 0.70%
100,000	University of California Revenue Bonds, Series Y-1, 0.94%, 7/1/41(b)	99,969

Total Municipal Bonds		99,969

(Cost $100,000)

U.S. Government Agency Backed Mortgages — 1.35%
Fannie Mae — 0.58%
7,841	Series 2001-70, Class OF, 1.38%, 10/25/31(b)	7,956
4,019	Series 2002-55, Class QE, 5.50%, 9/25/17	4,080
15,138	Series 2005-68, Class BC, 5.25%, 6/25/35	16,092
5,896	Series 2009-87, Class FX, 1.18%, 11/25/39(b)	5,972
45,821	Series 2012-3, Class EA, 3.50%, 10/25/29	47,774

		81,874

Freddie Mac — 0.77%
6,081	Series 2448, Class FT, 1.44%, 3/15/32(b)	6,188
6,145	Series 2488, Class FQ, 1.44%, 3/15/32(b)	6,255
45,194	Series 2627, Class MW, 5.00%, 6/15/23	48,781
4,458	Series 3725, Class A, 3.50%, 9/15/24	4,547
6,249	Series 3770, Class FP, 0.94%, 11/15/40(b)	6,259
37,360	Series 4027, Class GD, 2.00%, 10/15/25	37,736

		109,766

Total U.S. Government Agency Backed Mortgages		191,640

(Cost $189,534)

13

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
U.S. Treasury Obligations — 6.47%
U.S. Treasury Notes — 6.47%
$920,000	0.75%, 2/28/18	$920,215

Total U.S. Treasury Obligations		920,215

(Cost $919,898)

Shares
Investment Company — 2.54%
361,980	RBC Prime Money Market Fund, Institutional Class 1(c)	361,980

Total Investment Company		361,980

(Cost $361,980)

Total Investments		$13,968,778
(Cost $13,956,332)(d) — 98.16%

Other assets in excess of liabilities — 1.84%		261,980

NET ASSETS — 100.00%		$14,230,758

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2016.
(c)	Affiliated investment.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2016:

Long Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Two Year U.S. Treasury Bonds	8	June, 2016	$(1,250)	USD	1,751,250	Barclays Plc

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Five Year U.S. Treasury Bonds	8	June, 2016	$750	USD	970,050	Barclays Plc

See Notes to Financial Statements.

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund

March 31, 2016

Principal Amount		Value
Asset Backed Securities — 19.88%
$250,000	Ally Auto Receivables Trust, Series 2014-SN2, Class A4, 1.21%, 2/20/19	$249,738
150,000	AmeriCredit Automobile Receivables Trust, Series 2012-3, Class E, 4.46%, 11/8/19(a)	152,170
150,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class D, 2.09%, 2/8/19	150,095
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.60%, 7/8/19	149,722
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	250,477
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	150,571
230,000	Americredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	230,195
83,636	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 1.09%, 4/25/36(b)	81,856
158,120	Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05%, 3/20/20(a)	157,464
250,000	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21(a)	247,620
250,000	Mercedes Benz Auto Lease Trust 2015-B, Class A4, 1.53%, 5/17/21	250,527
225,412	RASC Trust, Series 2005-KS9, Class M2, 0.86%, 10/25/35(b)	221,761
250,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class D, 2.42%, 4/15/19	250,018
250,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	256,365
250,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36%, 4/15/20	250,805
250,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	250,118
145,000	Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47%, 12/15/20	145,451
109,243	Structured Asset Securities Corp., Series 2005-NC1, Class M1, 0.90%, 2/25/35(b)	108,824

Total Asset Backed Securities		3,553,777

(Cost $3,559,571)

Collateralized Mortgage Obligations — 6.50%
97,812	BCAP LLC Trust, Series 2010-RR7, Class 12A6, 6.00%, 8/26/36(a)	99,729
101,009	JP Morgan Resecuritization Trust, Series 2014-1, Class 9A3, 0.73%, 12/26/35(a)(b)	98,484
31,597	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class 1A2, 2.84%, 2/25/35(b)	31,569

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
$120,997	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 5.14%, 8/26/35(a)(b)	$120,765
92,591	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%, 2/26/35(a)	92,876
217,996	Springleaf Mortgage Loan Trust, Series 2013-1A, Class A, 1.27%, 6/25/58(a)(b)	217,004
96,750	Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, 1.78%, 12/25/65(a)(b)	96,452
405,635	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	404,797

Total Collateralized Mortgage Obligations		1,161,676

(Cost $1,172,116)

Corporate Bonds — 65.87%
Banks — 15.27%
250,000	Bank of America, N.A., 5.30%, 3/15/17	258,720
150,000	Barclays Bank Plc, 5.00%, 9/22/16	152,809
250,000	Branch Banking & Trust Co., 0.95%, 9/13/16(b)	249,826
250,000	Citigroup, Inc., 1.30%, 11/15/16(b)	250,353
100,000	Citigroup, Inc., 2.05%, 12/7/18	100,419
125,000	Citigroup, Inc., 2.15%, 7/30/18	125,686
250,000	Fifth Third Bancorp, 1.04%, 12/20/16(b)	249,134
150,000	Goldman Sachs Group Inc., (The), 5.63%, 1/15/17	154,749
150,000	HSBC USA, Inc., 2.00%, 8/7/18	150,469
250,000	JP Morgan Chase Bank, N.A., 5.88%, 6/13/16	252,375
75,000	Morgan Stanley, 2.45%, 2/1/19	76,109
150,000	Morgan Stanley, 6.25%, 8/28/17	159,381
200,000	Toronto-Dominion Bank, 1.63%, 4/7/21	200,000
250,000	Wachovia Corp., 0.99%, 10/15/16(b)	249,911
100,000	Wells Fargo & Co., 1.65%, 12/7/20(b)	99,777

		2,729,718

Consumer Discretionary — 10.32%
200,000	AbbVie, Inc., 1.80%, 5/14/18	201,343
100,000	Constellation Brands, Inc., 7.25%, 5/15/17	105,750
150,000	CVS Health Corp., 1.90%, 7/20/18	152,189
250,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	248,157
250,000	Ford Motor Credit Co. LLC, 2.55%, 10/5/18	250,865
150,000	Hewlett Packard Enterprise Co., 2.45%, 10/5/17(a)	150,979
100,000	Hyundai Capital America, 2.00%, 3/19/18(a)	100,708
250,000	Kraft Heinz Foods Co., 2.00%, 7/2/18(a)	252,313
120,000	L Brands, Inc., 6.90%, 7/15/17	127,050
150,000	Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	154,583
100,000	Reynolds American, Inc., 2.30%, 6/12/18	101,997

		1,845,934

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
Consumer Non Cyclicals — 1.56%
$225,000	Anheuser-Busch Inbev Finance, Inc., 1.90%, 2/1/19	$228,213
50,000	McGraw Hill Financial, Inc., 2.50%, 8/15/18	50,666

		278,879

Finance - Diversified — 6.18%
200,000	Ally Financial, Inc., 2.75%, 1/30/17	199,000
200,000	American Tower Corp. REIT, 4.50%, 1/15/18	208,400
100,000	General Motors Financial Co., Inc., 2.75%, 5/15/16	100,136
250,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	252,990
20,000	PACCAR Financial Corp., 1.24%, 12/6/18(b)	20,043
125,000	Regions Financial Corp., 2.25%, 9/14/18	124,785
200,000	Synchrony Financial, 1.88%, 8/15/17	199,381

		1,104,735

Health Care — 8.43%
250,000	Actavis Funding SCS, 2.35%, 3/12/18	252,953
150,000	Cardinal Health Inc., 1.95%, 6/15/18	150,701
100,000	EMD Finance LLC, 1.70%, 3/19/18(a)	99,635
150,000	Express Scripts Holding Co., 1.25%, 6/2/17	149,695
200,000	Laboratory Corp. of America Holdings, 2.20%, 8/23/17	201,118
150,000	McKesson Corp., 1.29%, 3/10/17	150,273
75,000	Mylan NV, 3.00%, 12/15/18(a)	76,029
125,000	St. Jude Medical, Inc., 2.00%, 9/15/18	126,369
150,000	Zimmer Holdings, Inc., 1.45%, 4/1/17	149,950
150,000	Zimmer Holdings, Inc., 2.00%, 4/1/18	150,356

		1,507,079

Industrials — 4.28%
250,000	L-3 Communications Corp., 3.95%, 11/15/16	253,259
150,000	Newell Rubbermaid, Inc., 2.60%, 3/29/19	152,181
8,000	Owens Corning, 6.50%, 12/1/16	8,172
200,000	Pentair Finance SA, 2.90%, 9/15/18	200,574
150,000	Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	150,819

		765,005

Information Technology — 0.04%
7,000	Oracle Corp., 1.20%, 1/15/19(b)	7,030
Insurance — 1.16%
200,000	Hartford Financial Services Group, Inc., (The), 5.38%, 3/15/17	207,378
Materials — 2.12%
125,000	Ecolab, Inc., 2.00%, 1/14/19	126,112
250,000	Ecolab, Inc., 3.00%, 12/8/16	253,039

		379,151

Media — 3.46%
200,000	21st Century Fox America, Inc., 8.00%, 10/17/16	207,152

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
$200,000	Time Warner Cable, Inc., 5.85%, 5/1/17	$208,487
200,000	Viacom, Inc., 3.50%, 4/1/17	202,464

		618,103

Oil & Gas — 5.72%
200,000	Anadarko Petroleum Corp., 5.95%, 9/15/16	203,472
150,000	Enbridge, Inc., 1.08%, 6/2/17(b)	143,775
200,000	Marathon Oil Corp., 6.00%, 10/1/17	202,733
170,000	Pioneer Natural Resources Co., 5.88%, 7/15/16	171,713
150,000	Schlumberger Holdings Corp., 2.35%, 12/21/18(a)	150,984
150,000	TransCanada Pipelines Ltd., 1.88%, 1/12/18	149,788

		1,022,465

Telecommunication Services — 3.78%
220,000	AT&T, Inc., 2.40%, 8/15/16	221,333
200,000	AT&T, Inc., 2.40%, 3/15/17	202,334
250,000	Verizon Communications, Inc., 2.50%, 9/15/16	251,925

		675,592

Utilities — 3.55%
200,000	Exelon Corp., 1.55%, 6/9/17	199,681
200,000	PSEG Power LLC, 5.32%, 9/15/16	203,629
225,000	Southwestern Electric Power Co., 5.55%, 1/15/17	232,258

		635,568

Total Corporate Bonds		11,776,637

(Cost $11,762,295)

U.S. Government Agency Backed Mortgages — 6.05%
Fannie Mae — 3.96%
39,705	Pool #254235, 6.00%, 3/1/17	40,413
80,265	Pool #725098, 5.50%, 12/1/18	83,412
44,953	Pool #739413, 5.00%, 10/1/18	46,649
100,343	Pool #888467, 6.00%, 6/1/22	109,051
114,901	Pool #AL0202, 4.00%, 4/1/21	119,731
6,231	Series 2002-73, Class OE, 5.00%, 11/25/17	6,382
58,770	Series 2003-120, Class BL, 3.50%, 12/25/18	59,981
30,429	Series 2003-55, Class CD, 5.00%, 6/25/23	32,995
34,669	Series 2004-3, Class BE, 4.00%, 2/25/19	35,534
33,460	Series 2011-23, Class AB, 2.75%, 6/25/20	33,965
138,202	Series 2012-1, Class GB, 2.00%, 2/25/22	139,492

		707,605

Freddie Mac — 2.09%
5,254	Series 2543, Class NM, 5.00%, 12/15/17	5,380
42,819	Series 2649, Class QH, 4.50%, 7/15/18	44,157
27,774	Series 2675, Class CK, 4.00%, 9/15/18	28,487

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2016

Principal Amount		Value
$33,407	Series 2761, Class CB, 4.00%, 3/15/19	$34,312
81,675	Series 3710, Class AB, 2.00%, 8/15/20	82,516
88,150	Series 3726, Class BA, 2.00%, 8/15/20	88,882
87,849	Series 3852, Class EA, 4.50%, 12/15/21	91,253

		374,987

Total U.S. Government Agency Backed Mortgages		1,082,592

(Cost $1,084,202)
U.S. Treasury Obligations — 0.42%
U.S. Treasury Notes — 0.42%
75,000	0.63%, 2/15/17	75,012

Total U.S. Treasury Obligations		75,012

(Cost $74,949)

Shares
Investment Company — 1.90%
338,908	RBC Prime Money Market Fund, Institutional Class 1(c)	338,908

Total Investment Company		338,908

(Cost $338,908)

Total Investments		$17,988,602
(Cost $17,992,041)(d) — 100.62%

Liabilities in excess of other assets — (0.62)%		(111,478)

NET ASSETS — 100.00%		$17,877,124

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2016.
(c)	Affiliated investment.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2016

Financial futures contracts as of March 31, 2016:

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Two Year U.S.
Treasury Bonds	13	June, 2016	$2,031	USD	2,845,781	Barclays Plc

See Notes to Financial Statements.

20

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2016

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $13,594,352 and $17,653,133, respectively)	$13,606,798	$17,649,694
Affiliated investment (cost $361,980 and $338,908, respectively)	361,980	338,908
Cash	309,340	—
Interest and dividends receivable	93,414	90,638
Receivable from advisor	12,516	15,134
Cash pledged for financial futures contracts	25,514	16,083
Unrealized appreciation on futures contracts	750	2,031
Prepaid expenses and other assets	20,453	21,687

Total Assets	14,430,765	18,134,175

Liabilities:
Payable for capital shares redeemed	561	7,529
Payable for investments purchased	150,000	200,000
Unrealized depreciation on futures contracts	1,250	—
Accrued expenses and other payables:
Accounting fees	4,207	4,244
Trustee fees	6	6
Shareholder reports	2,881	3,815
Audit fees	36,900	36,900
Transfer Agent fees	1,453	1,576
Other	2,749	2,981

Total Liabilities	200,007	257,051

Net Assets	$14,230,758	$17,877,124

Net Assets Consist Of:
Capital	$14,325,356	$18,037,934
Undistributed net investment income	25,013	351
Accumulated net realized losses from investment transactions and futures contracts	(131,557)	(159,753)
Net unrealized appreciation (depreciation) on investments and futures contracts	11,946	(1,408)

Net Assets	$14,230,758	$17,877,124

21

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

March 31, 2016

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Assets:
Class F	$1,305,336	$4,394,862
Class I	12,925,422	13,482,262

Total	$14,230,758	$17,877,124

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class F	131,529	445,375
Class I	1,302,913	1,366,538

Total	1,434,442	1,811,913

Net Asset Values and Redemption Price Per Share:
Class F	$9.92	$9.87

Class I	$9.92	$9.87

See Notes to Financial Statements.

22

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended March 31, 2016

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$267,755	$259,914
Dividend income - affiliated investment	317	512

Total Investment Income	268,072	260,426

Expenses:
Investment advisory fees	39,198	43,079
Distribution fees - Class F	1,406	3,954
Accounting fees	25,653	25,862
Audit fees	38,623	38,623
Legal fees	6,493	8,228
Custodian fees	2,262	2,982
Insurance fees	4,916	4,916
Trustees’ fees	509	649
Transfer agent fees - Class F	3,981	3,631
Transfer agent fees - Class I	4,294	4,923
Shareholder reports	9,507	12,838
Registration and filing fees	35,398	37,408
Other fees	11,529	11,797

Total expenses	183,769	198,890

Expenses waived/reimbursed by:
Advisor	(136,632)	(143,242)

Net Expenses	47,137	55,648

Net Investment Income	220,935	204,778

Realized/Unrealized Gains (Losses):
Net realized losses on:
Investment transactions	(6,573)	(1,434)
Futures contracts	(89,756)	(32,891)

Net realized losses	(96,329)	(34,325)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,705)	7,701
Futures contracts	76,972	16,056

Net unrealized gains	54,267	23,757

Change in net assets resulting from operations	$178,873	$194,210

See Notes to Financial Statements.

23

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Short Duration Fixed Income Fund
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
From Investment Activities:
Operations:
Net investment income	$220,935	$239,407
Net realized losses from investments	(96,329)	(20,098)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	54,267	(40,118)

Change in net assets resulting from operations	178,873	179,191

Distributions to Class F Shareholders:
From net investment income	(23,247)	(31,038)
From net realized gains	—	(2,950)

Distributions to Class I Shareholders:
From net investment income	(206,762)	(263,186)
From net realized gains	—	(23,825)

Change in net assets resulting from shareholder distributions	(230,009)	(320,999)

Capital Transactions:
Proceeds from shares issued	3,177,552	11,038,294
Distributions reinvested	229,598	307,731
Cost of shares redeemed	(3,402,675)	(7,373,127)

Change in net assets resulting from capital transactions	4,475	3,972,898

Net increase (decrease) in net assets	(46,661)	3,831,090

Net Assets:
Beginning of year	14,277,419	10,446,329

End of year	$14,230,758	$14,277,419

Undistributed net investment income	$25,013	$25,740

Share Transactions:
Issued	322,078	1,099,984
Reinvested	23,148	30,840
Redeemed	(342,720)	(741,452)

Change in shares resulting from capital transactions	2,506	389,372

See Notes to Financial Statements.

24

FINANCIAL STATEMENTS

Statement of Changes in Net Assets (cont.)

	Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
From Investment Activities:
Operations:
Net investment income	$204,778	$156,304
Net realized losses from investments	(34,325)	(26,305)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,757	(21,225)

Change in net assets resulting from operations	194,210	108,774

Distributions to Class F Shareholders:
From net investment income	(52,121)	(7,399)

Distributions to Class I Shareholders:
From net investment income	(190,398)	(275,613)

Change in net assets resulting from shareholder distributions	(242,519)	(283,012)

Capital Transactions:
Proceeds from shares issued	7,951,400	10,905,826
Distributions reinvested	242,519	282,961
Cost of shares redeemed	(4,798,975)	(6,652,389)

Change in net assets resulting from capital transactions	3,394,944	4,536,398

Net increase in net assets	3,346,635	4,362,160

Net Assets:
Beginning of year	14,530,489	10,168,329

End of year	$17,877,124	$14,530,489

Undistributed (Distributions in excess of) net investment income	$351	$(1)

Share Transactions:
Issued	804,849	1,093,877
Reinvested	24,587	28,520
Redeemed	(486,122)	(672,212)

Change in shares resulting from capital transactions	343,314	450,185

See Notes to Financial Statements.

25

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class F
Per Share Operating Performance:
Net asset value, beginning of period	$9.97	$10.02	$10.04

Net investment income(b)	0.16	0.14	0.01
Realized and unrealized gains/(losses)	(0.04)	— (c)	(0.02)

Total from investment activities	0.12	0.14	(0.01)

Distributions:
Net investment income	(0.17)	(0.18)	(0.01)
Realized gains	—	(0.01)	—

Total distributions	(0.17)	(0.19)	(0.01)

Net asset value, end of period	$9.92	$9.97	$10.02

Total Return:	1.18%	1.42%	(0.08)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.45%	0.45%	0.45%(e)
Ratio of Net Investment Income to Average Net Assets	1.60%	1.45%	1.33%(e)
Ratio of Expenses to Average Net Assets*	1.70%	2.07%	43.21%(e)
Net assets, end of period (in thousands)	$1,305	$1,934	$10
Portfolio turnover**	50%	57%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

26

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.97	$10.02	$10.00

Net investment income(b)	0.17	0.15	0.04
Realized and unrealized gains/(losses)	(0.04)	— (c)	0.02

Total from investment activities	0.13	0.15	0.06

Distributions:
Net investment income	(0.18)	(0.19)	(0.04)
Realized gains	—	(0.01)	—

Total distributions	(0.18)	(0.20)	(0.04)

Net asset value, end of period	$9.92	$9.97	$10.02

Total Return:	1.28%	1.51%	0.57%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.35%	0.35%	0.35%(e)
Ratio of Net Investment Income to Average Net Assets	1.70%	1.55%	1.41%(e)
Ratio of Expenses to Average Net Assets*	1.37%	1.68%	3.66%(e)
Net assets, end of period (in thousands)	$12,925	$12,344	$10,436
Portfolio turnover**	50%	57%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

27

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class F
Per Share Operating Performance:
Net asset value, beginning of period	$9.89	$9.99	$9.98

Net investment income(b)	0.11	0.08	—
Realized and unrealized gains/(losses)	—	(0.02)	0.02

Total from investment activities	0.11	0.06	0.02

Distributions:
Net investment income	(0.13)	(0.16)	(0.01)

Total distributions	(0.13)	(0.16)	(0.01)

Net asset value, end of period	$9.87	$9.89	$9.99

Total Return:	1.16%	0.62%	0.21%(c)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.40%	0.40%	0.40%(d)
Ratio of Net Investment Income to Average Net Assets	1.09%	0.78%	(0.08)%(d)
Ratio of Expenses to Average Net Assets*	1.25%	3.04%	43.18%(d)
Net assets, end of period (in thousands)	$4,395	$608	$10
Portfolio turnover**	41%	63%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

28

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.89	$9.98	$10.00

Net investment income(b)	0.12	0.10	0.02
Realized and unrealized losses	—	(0.02)	(0.01)

Total from investment activities	0.12	0.08	0.01

Distributions:
Net investment income	(0.14)	(0.17)	(0.03)

Total distributions	(0.14)	(0.17)	(0.03)

Net asset value, end of period	$9.87	$9.89	$9.98

Total Return:	1.24%	0.83%	0.14%(c)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.30%	0.30%	0.30%(d)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.03%	0.88%(d)
Ratio of Expenses to Average Net Assets*	1.13%	1.65%	3.70%(d)
Net assets, end of period (in thousands)	$13,482	$13,922	$10,158
Portfolio turnover**	41%	63%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

29

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 22 portfolios. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class F and Class I shares. Class F and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standard Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued

30

NOTES TO FINANCIAL STATEMENTS

using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Funds’ net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

31

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$2,378,784	$—	$2,378,784
Collateralized Mortgage Obligations	—	953,993	—	953,993
Corporate Bonds	—	9,062,197	—	9,062,197
Municipal Bonds	—	99,969	—	99,969
U.S. Government Agency Backed Mortgages	—	191,640	—	191,640
U.S. Treasury Obligations	—	920,215	—	920,215
Investment Company	361,980	—	—	361,980
Other Financial Instruments(*)
Interest Rate Contracts	750	—	—	750

	$362,730	$13,606,798	$—	$13,969,528

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(1,250)	$—	$—	$(1,250)

32

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$3,553,777	$—	$3,553,777
Collateralized Mortgage Obligations	—	1,161,676	—	1,161,676
Corporate Bonds	—	11,776,637	—	11,776,637
U.S. Government Agency Backed Mortgages	—	1,082,592	—	1,082,592
U.S. Government Agency Obligations	—	75,012	—	75,012
Investment Company	338,908	—	—	338,908
Other Financial Instruments(*)
Interest Rate Contracts	2,031	—	—	2,031

	$340,939	$17,649,694	$—	$17,990,633

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the year ended March 31, 2016, the Funds held no investments categorized as Level 3 in the hierarchy.

During the year ended March 31, 2016, the Funds recognized no transfers to/from Level 1 or Level 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Funds’ returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Funds’ hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of March 31, 2016, see the following section for financial futures contracts.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to both manage their cash position and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange

33

NOTES TO FINANCIAL STATEMENTS

rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statements of Assets and Liabilities at March 31, 2016.

Fair value of derivative instruments as of March 31, 2016:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Short Duration Fixed Income Fund
	Asset Derivatives
Interest Rate Risk	Unrealized Appreciation on Futures Contracts	$750

	Liability Derivatives
Interest Rate Risk	Unrealized Depreciation on Futures Contracts	$1,250

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Ultra-Short Fixed Income Fund
	Asset Derivatives
Interest Rate Risk	Unrealized Appreciation on Futures Contracts	$2,031

The effect of derivative instruments on the Statements of Operations during the year ended March 31, 2016 is as follows:

	Derivative Instruments Categorized by Risk Exposure	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts
Short Duration Fixed Income Fund	Interest Rate Risk	$(89,756)	$76,972
Ultra-Short Fixed Income Fund	Interest Rate Risk	(32,891)	16,056

For the year ended March 31, 2016, the average quarterly volume of derivative activities are as follows:

	Futures Long Positions (Contracts)	Futures Short Positions (Contracts)
Short Duration Fixed Income Fund	17	25
Ultra-Short Fixed Income Fund	—	15

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may

34

NOTES TO FINANCIAL STATEMENTS

exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

TBA Commitments:

The Funds may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2016, the Funds had no outstanding TBA commitments.

Affiliated Investments:

Each Fund invests in other Funds of the Trust (an “Affiliated Fund”). The income and both realized and change in unrealized gains and losses earned by each Fund from the Affiliated Funds, if any, for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value March 31, 2015	Purchases	Sales	Value March 31, 2016	Dividends
Investments in RBC Prime Money Market Fund — Institutional Class 1
Short Duration Fixed Income Fund	$163,927	$6,796,510	$6,598,457	$361,980	$317
Ultra-Short Fixed Income Fund	388,442	10,412,311	10,461,845	338,908	512

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance. As of March 31, 2016, there are no obligations with credit enhancement or liquidity features.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statements of Operations.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are included in the financial statements as interest income.

35

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Funds’ relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Funds are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Funds, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended March 31, 2016, permanent difference reclassification amounts were as follows:

	Increase Undistributed Net Investment Income	Decrease Accumulated Realized Gain/Loss
Short Duration Fixed Income Fund	$8,347	$(8,347)
Ultra-Short Fixed Income Fund	38,093	(38,093)

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.25%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class F and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2017.

	Class F Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.40%	0.30%

Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

36

NOTES TO FINANCIAL STATEMENTS

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/14 (Expiration Date 3/31/17)	FYE 3/31/15 (Expiration Date 3/31/18)	FYE 3/31/16 (Expiration Date 3/31/19)	Total
Short Duration Fixed Income Fund	$85,840	$212,292	$136,348	$434,480
Ultra-Short Fixed Income Fund	85,790	211,248	142,691	439,729

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2016, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$284
Ultra-Short Fixed Income Fund	$551

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $46,000, ($41,500 prior to October 1, 2015). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,000, ($5,500 prior to October 1, 2015), for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

On December 30, 2013, the Advisor invested $10 million in each Fund to provide each Fund with its initial investment assets, and on March 3, 2014, invested $10,000 in Class F of each Fund to provide the initial assets for that share class. The table below shows, as of March 31, 2016, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Short Duration Fixed Income Fund	$14,230,758	889,642	62.0%
Ultra-Short Fixed Income Fund	$17,877,124	1,035,696	57.2%

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class F covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class F is 0.10%.

37

NOTES TO FINANCIAL STATEMENTS

Plan fees are based on average daily net assets of Class F. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2016, there were no fees waived by the Distributor.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2016 were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Purchases (Excl. US Gov’t.)	$6,392,498	$10,723,253
Sales (Excl. US Gov’t.)	$6,650,104	$6,780,248

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized below:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
CAPITAL TRANSACTIONS:
Class F
Proceeds from shares issued	$611,397	$3,436,366	$4,200,000	$677,054
Distributions reinvested	22,856	30,156	52,121	7,395
Cost of shares redeemed	(1,253,300)	(1,527,968)	(454,695)	(81,073)

Change in Class F	$(619,047)	$1,938,554	$3,797,426	$603,376

Class I
Proceeds from shares issued	$2,566,155	$7,601,928	$3,751,400	$10,228,772
Distributions reinvested	206,742	277,575	190,398	275,566
Cost of shares redeemed	(2,149,375)	(5,845,159)	(4,344,280)	(6,571,316)

Change in Class I	$623,522	$2,034,344	$(402,482)	$3,933,022

Change in net assets resulting from capital transactions	$4,475	$3,972,898	$3,394,944	$4,536,398

SHARE TRANSACTIONS:
Class F
Issued	61,714	342,475	424,692	67,894
Reinvested	2,302	3,025	5,285	746
Redeemed	(126,362)	(152,622)	(46,102)	(8,143)

Change in Class F	(62,346)	192,878	383,875	60,497

Class I
Issued	260,364	757,509	380,157	1,025,983
Reinvested	20,846	27,815	19,302	27,774
Redeemed	(216,358)	(588,830)	(440,020)	(664,069)

Change in Class I	64,852	196,494	(40,561)	389,688

Change in shares resulting from capital transactions	2,506	389,372	343,314	450,185

38

NOTES TO FINANCIAL STATEMENTS

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the period ended March 31, 2014 and the years ended March 31, 2015 and March 31, 2016) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. This assessment is not expected to change in the next twelve months.

As of March 31, 2016, tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Short Duration Fixed Income Fund	$13,956,332	$ 73,274	$(60,828)	$ 12,446
Ultra-Short Fixed Income Fund	17,992,460	48,751	(52,609)	(3,858)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

The tax character of distributions during the year ended March 31, 2016 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Short Duration Fixed Income Fund	$230,085	$—	$230,085
Ultra-Short Fixed Income Fund	242,520	—	242,520

The tax character of distributions during the year ended March 31, 2015 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Gains	Total Distributions Paid
Short Duration Fixed Income Fund	$ 317,814	$3,109	$ 320,923
Ultra-Short Fixed Income Fund	283,011	—	283,011

39

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed Ordinary Income	$ 25,013	$ 351
Accumulated Earnings	25,013	351
Accumulated Capital Loss Carryforwards	(132,057)	(157,303)
Unrealized Appreciation/(Depreciation)	12,446	(3,858)
Total Accumulated Earnings/(Losses)	$ (94,598)	$(160,810)

As of March 31, 2016, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $69,980 and $89,711, respectively, and a long-term capital loss carryforward of $62,077 and $67,592 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Subsequent Events

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (collectively the “Funds”), two of the portfolios constituting the RBC Funds Trust (the “Trust”), as of March 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust referred to above, as of March 31, 2016, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2016

41

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2016 as U.S. Government Income as follows:

U.S. Government Income
Short Duration Fixed Income Fund	0.25%
Ultra-Short Fixed Income Fund	0.26%

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2016, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Short Duration Fixed Income Fund	100.00%
Ultra-Short Fixed Income Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

42

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

43

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (63)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors - Heartland Chapter (2013-present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (52)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 22

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (52)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present)

44

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (38)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011-present); Associate, K&L Gates (2008-2010)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

45

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class F and Class I shares.

Class F

Class F shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class F shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

46

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period* 10/1/15-3/31/16	Annualized Expense Ratio During Period 10/1/15-3/31/16
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,000.00	$2.25	0.45%
	Class I	1,000.00	1,009.30	1.76	0.35%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,000.00	2.00	0.40%
	Class I	1,000.00	1,007.40	1.51	0.30%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period* 10/1/15-3/31/16	Annualized Expense Ratio During Period 10/1/15-3/31/16
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,022.75	$2.28	0.45%
	Class I	1,000.00	1,023.25	1.77	0.35%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,023.00	2.02	0.40%
	Class I	1,000.00	1,023.50	1.52	0.30%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

47

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48

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the funds’ portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2016.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment adviser for the RBC Funds. The Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $184,000 for 2016 and $178,400 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,500 for 2016 and $22,170 for 2015.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)

        (A)     with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

  (B)     with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)         such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)         such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)	Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $115,000 for 2016 and $115,000 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5/26/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5/26/2016

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date	5/26/2016

* Print the name and title of each signing officer under his or her signature.